SECURITIES EXCHANGE AGREEMENT

BY AND AMONG

SONTERRA RESOURCES, INC.,

THE LONGVIEW FUND, L.P.

AND

LONGVIEW MARQUIS MASTER FUND, L.P.

Dated as of November 13, 2008

TABLE OF CONTENTS

			Page

1.	EXCHANGE OF WARRANT AND NORTH TEXAS SHARES.		3
	a.	Exchange	3
	b.	The Closing Date	3

2.	BUYER REPRESENTATIONS AND WARRANTIES.		3
	a.	Investment Purpose	3
	b.	Accredited Investor Status	4
	c.	Reliance on Exemptions	4
	d.	Information	4
	e.	No Governmental Review	4
	f.	Transfer or Resale	5
	g.	Legends	5
	h.	Authorization; Enforcement; Validity	6
	i.	Residency and Offices	6
	j.	Title to Units	6
	k.	No Conflict	6
	2A.	MARQUIS REPRESENTATIONS AND WARRANTIES REGARDING NORTH TEXAS.	7
	a.	Organization and Qualification	7
	b.	Capitalization	7
	c.	Financial Information	8
	d.	Absence of Litigation	8
	e.	Tangible Assets	8

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.		8
	a.	Organization and Qualification	9
	b.	Authorization; Enforcement; Validity	9
	c.	Capitalization	10
	d.	Issuance of Securities	11
	e.	No Conflicts	12
	f.	SEC Reports; Financial Statements; Public Communications	13
	g.	Absence of Certain Changes	14
	h.	Absence of Litigation	15
	i.	Full Disclosure; No Undisclosed Events, Liabilities, Developments or Circumstances	15
	j.	Acknowledgment Regarding Buyers’ Purchase of Securities	16
	k.	No General Solicitation	15
	l.	No Integrated Offering	16
	m.	Dilutive Effect	17
	n.	Employee Relations	17
	o.	Intellectual Property Rights	18
	p.	Environmental Laws	19

	q.	Title	20
	r.	Insurance	20
	s.	Regulatory Permits	21
	t.	Internal Accounting Controls; Disclosure Controls and Procedures; Books and Records	21
	u.	Bank Accounts	22
	v.	Tax Status	22
	w.	Transactions With Affiliates	22
	x.	Application of Takeover Protections; Rights Agreement	23
	y.	Foreign Corrupt Practices	23
	z.	Outstanding Indebtedness; Liens	23
	aa.	Ranking of Notes	24
	bb.	Real Property	25
	cc.	Excluded Subsidiaries	26
	dd.	No Materially Adverse Contracts, Etc	26
	ee.	Investment Company	26
	ff.	Stock Options	26
	gg.	Schedules	27

4.	AFFIRMATIVE COVENANTS.		27
	a.	Reasonable Best Efforts	27
	b.	Form D and Blue Sky	27
	c.	Reporting Status	27
	d.	[Reserved]	29
	e.	Financial Information	29
	f.	Internal Accounting Controls	29
	g.	Reservation of Shares	29
	h.	Listing	30
	i.	Expenses	30
	j.	Disclosure of Transactions and Other Material Information.	30
	k.	Pledge of Securities	32
	l.	Notices	32
	m.	Compliance with Laws and Maintenance of Permits	33
	n.	Inspection and Audits	33
	o.	Insurance	33
	p.	[Reserved]	34
	q.	Taxes	34
	r.	Intellectual Property	34
	s.	Patriot Act, Investor Secrecy Act and Office of Foreign Assets Control	34
	t.	Drilling Title Opinions	34
	u.	[Reserved	35
	v.	[Reserved]	35
	w.	Subsidiary Restrictions	35
	x.	Further Instruments and Acts	36
	y.	Additional Financial Information	36
	z.	Cancellation of Old Notes	36

	aa.	Repayment of North Texas Demand Note	36
	bb.	Release of Liens	36

5.	NEGATIVE COVENANTS		37
	a.	Prohibition Against Variable Priced Securities	37
	b.	Status	37
	c.	Stay, Extension and Usury Laws	37
	d.	Payment Restrictions Affecting Subsidiaries	38
	e.	Prepayments	38
	f.	Indebtedness	38
	g.	Liens	39
	h.	[Reserved]	39
	i.	Corporate Existence; Leases	39
	j.	Restrictions on Loans; Investments; Subsidiary Equity	39
	k.	[Reserved]	40
	l.	Affiliate Transactions	40
	m.	[Reserved]	40
	n.	Executive Compensation	40
	o.	Limitation on Sale and Leaseback Transactions	40
	p.	Investment Company	40
	q.	Leases	41
	r.	Restriction on Purchases or Payments	41
	s.	No Avoidance of Obligations	41
	t.	[Reserved].	41
	u.	Limits on Additional Issuances	41
	v.	No Integrated Offering	42
	w.	Regulation M	42

6.	CONDITIONS TO THE OBLIGATION OF THE COMPANY TO ISSUE		42

7.	CONDITIONS TO THE OBLIGATION OF THE BUYERS TO ACQUIRE		43

8.	INDEMNIFICATION		45

9.	GOVERNING LAW; MISCELLANEOUS.		46
	a.	Governing Law; Jurisdiction; Jury Trial	46
	b.	Counterparts	47
	c.	Headings	47
	d.	Severability	47
	e.	Entire Agreement; Amendments	48
	f.	Notices	48
	g.	Successors and Assigns	50
	h.	No Third Party Beneficiaries	51
	i.	Survival	51
	j.	Further Assurances	51
	k.	Termination	51

l.	No Strict Construction	50
m.	Remedies	51
n.	Rescission and Withdrawal Right	51
o.	Payment Set Aside	51
p.	Transfer Agent Instructions	51
q.	Interpretative Matters	52
r.	Independent Nature of the Buyers	52

SECURITIES EXCHANGE AGREEMENT

SECURITIES EXCHANGE AGREEMENT (the “Agreement”), dated as of November 13, 2008, by and among Sonterra Resources, Inc., a Delaware corporation, with principal offices located at 523 North Sam Houston Pkwy. East, Suite 175, Houston, Texas 77060 (together with its predecessors, the “Company”), The Longview Fund, L.P., a California limited partnership (“Longview”) and Longview Marquis Master Fund, L.P., a British Virgin Island limited partnership (“Marquis” and, together with Longview, each a “Buyer” and, collectively, the “Buyers”).

WHEREAS:

A. The Company and Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”).

B. Marquis is the owner of (i) all of the issued and outstanding shares of common stock, par value $0.001 per share, of North Texas (the “North Texas Shares”) and (ii) that certain Ninth Amended and Restated Senior Secured Note, dated October 3, 2008, in the principal outstanding amount of $8,575,000 (such note, including all outstanding principal thereof, plus, all accrued but outstanding interest thereon through the Closing Date, the “North Texas Note”), issued by North Texas Drilling Services, Inc., a Texas corporation (together with its predecessors, “North Texas”).

C. Longview is the owner of the Amended and Restated Senior Secured Note, dated February 14, 2008 (amended and restated May 16, 2008), (no. SSN-001) and the Senior Secured Note, dated May 22, 2008, (no. SSN-002), in the aggregate outstanding principal amount of $3,000,000 (of which principal amount $1,000,000 shall be paid by the Company to Longview pursuant to the Securities Purchase Agreement (as defined below)), issued by the Company (each an “Old Note” and, together, the “Old Notes”), and a warrant to purchase 4,958,678 shares of Common Stock (as defined below) (the “Old Warrant” and, together with the North Texas Shares, the North Texas Note and the Old Notes, each an “Exchanged Security” and, collectively, the “Exchanged Securities”).

D. Marquis wishes to acquire from the Company, and the Company wishes to issue to Marquis, on the Closing Date (as defined in Section 1(b)), upon the terms and conditions stated in this Agreement, (i) an unsecured subordinated promissory note, in the form attached as Exhibit A, in an original aggregate principal amount of $9,440,000 (such note, together with any promissory note or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or modified and in effect from time to time, the “Marquis Note”) and (ii) a warrant, in the form attached as Exhibit B, to acquire 1,000,000 shares (subject to adjustment) of the Company’s common stock, par value $0.001 per share (“Common Stock”), at an initial exercise price per share of $0.01 (such warrant, together with any warrant or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or modified and in effect from time to time, being referred to as the “Warrant”; and the shares of Common Stock issuable from time to time upon exercise of the Warrant being referred to as the “Warrant Shares”), in exchange for the North Texas Shares and the North Texas Note.

E. Longview wishes to acquire from the Company, and the Company wishes to issue to Longview, on the Closing Date (as defined in Section 1(b)), upon the terms and conditions stated in this Agreement, an unsecured subordinated promissory note, in the form attached as Exhibit A, in an original aggregate principal amount equal to the sum of $2,000,000 plus the aggregate amount of all accrued and unpaid interest on the Old Notes through the Closing Date (such note, together with any promissory note or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or modified and in effect from time to time, the “Longview Note” and, together with the Marquis Note, each a “Sub Note” and, collectively, the “Sub Notes”), in exchange for the Old Notes and Longview’s surrender of the Old Warrant with respect to 3,000,000 shares of Common Stock.

F. Contemporaneously with the closing of the purchase and sale of the Sub Notes and the Warrant (the “Closing”), the Company will execute and deliver a Securities Purchase Agreement, in the form attached as Exhibit C (as the same may be amended, supplemented, restated or modified and in effect from time to time, the “Securities Purchase Agreement” and, together with each of the documents and agreements entered into pursuant thereto, the “Securities Purchase Documents”), pursuant to which the Company shall sell to Marquis and any other purchasers named therein, and Marquis and any other purchasers named therein shall purchase from the Company, senior secured promissory notes issued by the Company (the “Senior Notes”) and warrants to acquire 1,050,000 shares of Common Stock, upon the terms and conditions stated in the Securities Purchase Documents, the proceeds of such sale to be used in part to pay $1,000,000 in principal of the Old Notes.

G. Contemporaneously with the Closing, each of the Subsidiaries will execute and deliver a Guaranty, in the form attached hereto as Exhibit D (as the same may be amended, supplemented, restated or modified and in effect from time to time, together, the “Guaranty”), pursuant to which the Subsidiaries will agree to guaranty certain obligations of the Company (the guarantees under the Guaranty, including any such guarantee added after the Closing, being referred to herein as the “Guarantees”).

H. Contemporaneously with the Closing, the Company, North Texas, Marquis and Longview will execute and deliver a Subordination Agreement in the form attached as Exhibit E (as the same may be amended, supplemented, restated or modified and in effect from time to time, together, the “Subordination Agreement”), pursuant to which the parties thereto shall agree, among other things, that interest may be paid on the Sub Notes (as defined in the Securities Exchange Agreement) only so long as there is no event of default under the Senior Notes, but no payments of principal may be made on the Sub Notes (except in the form of junior securities) until the Senior Notes have been repaid in full.

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I.  For purposes of this Agreement, “Transaction Documents” means this Agreement, the Sub Notes, the Warrant, the Guaranty, the Subordination Agreement, the Irrevocable Transfer Agent Instructions and each of the other agreements or instruments to which the Company or any of its Subsidiaries are a party or by which they are bound and which are entered into by the parties hereto in connection with the transactions contemplated hereby and thereby.

NOW THEREFORE, the Company, North Texas and each of the Buyers, severally and not jointly, hereby agree as follows:

1. EXCHANGE OF WARRANT AND NORTH TEXAS SHARES.

a. Exchange. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall (i) issue to (A) Marquis, in exchange for the North Texas Shares and the North Texas Note, the Marquis Note and the Warrant and (B) Longview, in exchange for the Old Notes and the agreement to surrender the Old Warrant as provided in Section 4(cc), the Longview Note, and (ii) pay to Longview $1,000,000 of the principal amount owed under the Old Notes.

b. The Closing Date. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York City time, on the first Business Day following the date of this Agreement, subject to the satisfaction (or waiver) of all of the conditions to the Closing set forth in Sections 6 and 7 (or such later or earlier date as is mutually agreed to by the Company and Marquis). The Closing shall occur on the Closing Date at the offices of Katten Muchin Rosenman LLP, 525 West Monroe Street, Suite 1900, Chicago, Illinois 60661, or at such other place as the Company and Marquis may designate in writing. As used in this Agreement, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the New York City are authorized or required by law to remain closed.

2. BUYER REPRESENTATIONS AND WARRANTIES.

Each Buyer, individually and not jointly and severally, represents and warrants, as of the date of this Agreement and the Closing Date, with respect to only itself, that:

a. Investment Purpose. Such Buyer (i) is acquiring the Sub Notes (along with the related Guarantees) and the Warrant acquired by such Buyer hereunder, (ii) upon any exercise of the Warrant, will acquire the Warrant Shares issuable upon such exercise thereof, and (iii) upon any exercise of the Investor Share Option (as defined in each of the Sub Notes), will acquire the shares of Common Stock issuable upon such exercise thereof (the “Option Shares” and, collectively with the Sub Notes, the Guarantees, the Warrant and the Warrant Shares, the “Securities”) for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under, or exempted from the registration requirements of, the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities acquired by it for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement or an exemption from registration under the 1933 Act.

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b. Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

c. Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities. For purposes hereof, “securities laws” means the securities laws, legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and interpretation notes of, the securities regulatory authorities (including the SEC) of the United States and any applicable states and other jurisdictions.

d. Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and the Subsidiaries and materials relating to the offer and sale of the Securities that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below or contained in any of the other Transaction Documents. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

e. No Governmental Review. Such Buyer understands that no Governmental Entity has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities. As used in this Agreement, “Governmental Entity” means the government of the United States or any other nation, or any political subdivision thereof, whether state, provincial or local, or any agency (including any self-regulatory agency or organization), authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administration powers or functions of or pertaining to government over the Company or any of the Subsidiaries, or any of their respective properties, assets or undertakings.

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f. Transfer or Resale. Such Buyer understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any other securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended (or a successor rule thereto) (“Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or any other securities laws; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any other securities laws. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities. As used in this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a Governmental Entity or any other legal entity.

g. Legends. Such Buyer understands that the certificates or other instruments representing the Securities, except as set forth below, shall bear a restrictive legend in the following form (the “1933 Act Legend”) (and a stop-transfer order may be placed against transfer of such certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

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Upon the written request to the Company of a holder of a certificate or other instrument representing any Securities, the 1933 Act Legend shall be removed and the Company shall issue a certificate without the 1933 Act Legend to the holder of the Securities upon which it is stamped, if (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without compliance with Rule 144(e) or Rule 144(f) (or successors thereto), (iv) such holder provides the Company reasonable assurances that the Securities have been or are being sold pursuant to Rule 144, or (v) such holder certifies, on or after the date that is six (6) months after the date on which such holder acquired the Securities (or is deemed to have acquired the Securities under Rule 144), that such holder is not an “affiliate” of the Company (as defined in Rule 144). Any Option Shares issued pursuant to the Investor Share Option on or after the date that is six (6) months after the Closing Date to any Buyer that certifies that such Buyer is not an affiliate of the Company, as defined in Rule 144, shall be issued without the 1933 Act Legend. The Company shall be responsible for the fees of its transfer agent and all of The Depository Trust Company (the “DTC”) fees associated with such issuance. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Securities. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3(g) will be inadequate and agrees that, in the event of a breach or threatened breach of this Section 3(g), such holder shall be entitled, in addition to all other available remedies, to an injunctive order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

h. Authorization; Enforcement; Validity. Such Buyer is a validly existing limited partnership and has the requisite limited partnership power and authority to purchase the Securities pursuant to this Agreement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is the valid and binding agreement of such Buyer enforceable against such Buyer in accordance with its terms. Each of the Transaction Documents and the other documents entered into and executed by such Buyer in connection with the transactions contemplated hereby and thereby as of the Closing will have been duly and validly authorized, executed and delivered on behalf of such Buyer as of the Closing Date, and will constitute valid and binding agreements of such Buyer, enforceable against such Buyer in accordance with their respective terms.

i. Residency and Offices. Such Buyer is a resident of that jurisdiction specified below its name and address on the Schedule of Buyers.

j. Title to Units. Such Buyer immediately prior to Closing will have good and marketable title to each of the Exchanged Securities owned by it, free and clear of any Liens. There are no preemptive, conversion, subscription or other rights, options, warrants or agreements granted or issued by, or binding upon, such Buyer for the purchase or acquisition of any of the Exchanged Securities. Upon delivery to the Company by such Buyer of the Exchanged Securities owned by it, good and marketable title to such Exchanged Securities (in the case of the Old Warrant, only with respect to 3,000,000 shares of Common Stock subject thereto) will be sold, assigned, conveyed, transferred and delivered to the Company, free and clear of all Liens.

k. No Conflict. Neither the execution and delivery of this Agreement or any Transaction Document by such Buyer nor the performance by such Buyer of the transactions contemplated hereby or thereby will, directly or indirectly, contravene, conflict with, or result in (with or without notice or lapse of time) a violation or breach of any of the Exchanged Securities owned by it, or give any Person the right (with or without notice or lapse of time) to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, modify, withdraw or suspend any of the Exchanged Securities owned by it.

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2A. MARQUIS REPRESENTATIONS AND WARRANTIES REGARDING NORTH TEXAS.

Marquis hereby represents and warrants, as of the date hereof and as of the Closing Date, that:

a. Organization and Qualification. North Texas is a corporation duly organized and validly existing in good standing under the laws of the State of Texas and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted and as proposed to be conducted by North Texas. North Texas does not have any subsidiaries. North Texas is duly qualified to do business and is in good standing in every jurisdiction in which such qualification is required, except to the extent that the failure to be so qualified or be in good standing could not have and could not be, individually or in the aggregate, reasonably be expected to have any material adverse effect on (i) the business, properties, assets, operations, results of operations, condition (financial or otherwise), credit worthiness or prospects of North Texas, (ii) the transactions contemplated hereby or the agreements and instruments to be entered into in connection herewith, or (iii) the authority or ability of North Texas to enter into the Transaction Documents and perform its obligations thereunder.

b. Capitalization. As of the date of this Agreement and as of the Closing Date, (i) the authorized Capital Stock of North Texas consists of (A) 10,000,000 shares of common stock, of which 1,000 shares are issued and outstanding, and (B) 1,000,000 shares of preferred stock, of which no shares are issued and outstanding, (ii) no shares of common stock or preferred stock of North Texas are reserved for issuance under any plan or agreement other than as set forth on Schedule 2(A)(b), and (iii) other than the North Texas Note and as set forth on Schedule 2(A)(b), there are no other securities of North Texas issued, outstanding or reserved for issuance. All of such outstanding or issuable shares have been, or upon issuance will be, validly issued and are, or upon issuance will be, fully paid and nonassessable. (A) Except as set forth on Schedule 2(A)(b), no shares of the Capital Stock of North Texas are subject to preemptive rights or any other similar rights or any Liens suffered or permitted by North Texas; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable for, any shares of Capital Stock of North Texas, or contracts, commitments, understandings or arrangements by which North Texas is or may become bound to issue additional shares of Capital Stock of North Texas or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable for, any shares of Capital Stock of North Texas; (C) there are no agreements or arrangements under which North Texas is obligated to register the sale of any of its securities under the 1933 Act; (D) there are no outstanding securities or instruments of North Texas that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which North Texas is or may become bound to redeem a security of North Texas, and there are no other stockholder agreements or similar agreements to which North Texas or any holder of North Texas’ Capital Stock is a party; (E) North Texas does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (F) no officer or director or beneficial owner of any of North Texas’ outstanding Capital Stock has pledged such Capital Stock in connection with a margin account or other loan secured by such Capital Stock. Buyer has furnished to the Company true and correct copies of the North Texas’ Articles of Incorporation and Bylaws, in each case as amended and in effect on the date of this Agreement.

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c. Financial Information. Schedule 2A(c) hereto sets forth the balance sheet of North Texas as of September 30, 2008. Such balance sheet is consistent with the financial books and records of North Texas and fairly presents such information as of the date presented.

d. Absence of Litigation. During the past five (5) years there has not been any Litigation (as defined below) before or by any court, public board, Governmental Entity, self-regulatory organization or body pending or, to Buyer’s knowledge, threatened against or affecting North Texas. To Buyer’s knowledge, no director or officer of North Texas has been involved in securities-related Litigation during the past five (5) years.

e. Tangible Assets. North Texas has good and defensible title to all of its tangible assets, all of which are free and clear of any Lien, other than Permitted Liens and Liens of Viking Asset Management, LLC to be released contemporaneously with the Closing. There are no existing agreements, options, commitments or rights with, of or to any Person to acquire any such assets, or any interests therein (other than this Agreement).

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants, as of the date of this Agreement and on the Closing Date, to each Buyer, that:

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a. Organization and Qualification. (i) The Company was incorporated on July 1, 1999. Set forth on Schedule 3(a) is a true and correct list of the Subsidiaries and the jurisdiction in which each is organized or incorporated, together with the percentage of the outstanding Capital Stock or other equity interests of each such entity that is held by the Company or any of the Subsidiaries. Other than with respect to the entities listed on Schedule 3(a), the Company does not directly or indirectly own any security or beneficial ownership interest, in any other Person (including through joint venture or partnership agreements) or have any interest in any other Person. Each of the Company and the Subsidiaries is a corporation, limited liability company, partnership or other entity and is duly organized or formed and validly existing in good standing under the laws of the jurisdiction in which it is incorporated or organized and has the requisite corporate, partnership, limited liability company or other organizational power and authority to own its properties and to carry on its business as now being conducted and as proposed to be conducted by the Company and the Subsidiaries. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing could not have and could not be, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3(a), the Company holds all right, title and interest in and to 100% of the Capital Stock, equity or similar interests of each of the Subsidiaries, in each case, free and clear of any Liens (as defined below), including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of free and clear ownership by a current holder, and no such Subsidiary owns Capital Stock or holds an equity or similar interest in any other Person. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, operations, results of operations, condition (financial or otherwise), credit worthiness or prospects of the Company and the Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or the agreements and instruments to be entered into in connection herewith, or (iii) the authority or ability of the Company or any other Person (other than Buyers) party to any of the Transaction Documents to enter into the Transaction Documents and perform its obligations thereunder. The Company holds all right, title and interest in and to 100% of the Capital Stock, equity or similar interests of each of the Subsidiaries, in each case, free and clear of any Liens (as defined below), including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of free and clear ownership by a current holder (other than restrictions arising under federal or state securities laws), and no such Subsidiary owns Capital Stock or holds an equity or similar interest in any other Person. As used in this Agreement, “Lien” means with respect to any asset, any mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind and any restrictive covenant, condition, restriction or exception of any kind that has the practical effect of creating a mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind (including any of the foregoing created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor with respect to a Capital Lease Obligation, or any financing lease having substantially the same economic effect as any of the foregoing); “Subsidiary” means any entity in which the Company, directly or indirectly, owns Capital Stock or holds an equity or similar interest (at the time of this Agreement or at any time hereafter); “Capital Lease Obligation” means, as to any Person, any obligation that is required to be classified and accounted for as a capital lease on a balance sheet of such Person prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), and the amount of such obligation shall be the capitalized amount thereof, determined in accordance with GAAP; and “Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing

b. Authorization; Enforcement; Validity. The Company and each of the Subsidiaries have the requisite corporate power and authority to enter into and perform their obligations under each of the Transaction Documents, and solely with respect to the Company, to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and each of the Subsidiaries and the consummation by the Company and each of the Subsidiaries of the transactions contemplated hereby and thereby, including the issuance of the Sub Notes and the Warrant and the reservation for issuance and the issuance of the Warrant Shares issuable upon exercise of the Warrant and the Option Shares upon the exercise of any Investor Share Option, have been duly authorized by the respective boards of directors, members, managers, stockholders or other equityholders, as applicable, of the Company and each of the Subsidiaries and no further consent or authorization is required by the Company, any of the Subsidiaries or any of their respective boards of directors, members, managers, stockholders or other equityholders, as applicable. This Agreement and the other Transaction Documents dated of even date herewith to which the Company or any Subsidiary is a party have been duly executed and delivered by the Company and such Subsidiary, and constitute the valid and binding obligations of the Company and each such Subsidiary, enforceable against the Company and each such Subsidiary in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity. As of the Closing, the Transaction Documents dated after the date of this Agreement and on or prior to the Closing Date shall have been duly executed and delivered by the Company and each Subsidiary party thereto and shall constitute the valid and binding obligations of the Company and each such Subsidiary, enforceable against the Company and each such Subsidiary in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity.

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c. Capitalization. As of the date of this Agreement and as of the Closing Date, (i) the authorized Capital Stock of the Company consists of 50,000,000 shares of Common Stock, of which 26,347,359 shares are issued and outstanding and no shares of preferred stock, (ii) no shares of Common Stock or Preferred Stock are reserved for issuance under any plan or agreement, other than shares of Common Stock with respect to the Warrant, the Investor Share Option, the Override Exchange (as defined in the Securities Purchase Agreement), the Warrants (as defined in the Securities Purchase Agreement, the “SPA Warrants”), the Preferred Override Exchange Shares (as defined in the Securities Purchase Agreement) and the Company’s 2007 Non-Qualified Stock Option Plan and 2008 Sonterra Resources, Inc. Equity Compensation Plan (together, the “Company Equity Compensation Plan”), and (iii) there are no other securities of the Company issued, outstanding or reserved for issuance. As of the date of the Preferred Authorization (as defined in the Securities Purchase Agreement), the authorized Capital Stock of the Company will also consist of 50,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), none of which will be reserved for issuance under any plan or agreement, other than the Preferred Override Exchange Shares. All of the outstanding or issuable shares have been, or upon issuance will be, validly issued and are, or upon issuance will be, fully paid and nonassessable. Except as set forth on Schedule 3(c), (A) no shares of the Capital Stock of the Company or any of the Subsidiaries are subject to preemptive rights or any other similar rights or any Liens suffered or permitted by the Company or any of the Subsidiaries; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable for, any shares of Capital Stock of the Company or any of the Subsidiaries, or contracts, commitments, plans, understandings or arrangements by which the Company or any of the Subsidiaries is or may become bound to issue additional shares of Capital Stock of the Company or any of the Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable for, any shares of Capital Stock of the Company or any of the Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of the Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (D) there are no outstanding securities or instruments of the Company or any of the Subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of the Subsidiaries is or may become bound to redeem a security of the Company or any of the Subsidiaries, and there are no other stockholder agreements or similar agreements to which the Company, any of the Subsidiaries, or, to the Company’s Knowledge, any holder of the Company’s Capital Stock is a party; (E) there are no securities or instruments containing anti-dilution or similar provisions that will or may be triggered by the issuance of the Securities; (F) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (G) to the Company’s Knowledge, no officer or director or beneficial owner of any of the Company’s outstanding Common Stock, has pledged Common Stock in connection with a margin account or other loan secured by such Common Stock. The Company has furnished to Buyers true and correct copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date of this Agreement and each date this representation is made (the “Certificate of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date of this Agreement and each date this representation is made (the “Bylaws”), the organizational documents of each of the Subsidiaries, as amended and in effect on the date of this Agreement, and all documents and instruments containing the terms of all securities, if any, that are convertible into, or exercisable or exchangeable for, Common Stock, and the material rights of the holders thereof in respect thereto. All of the equity interests of each of the Subsidiaries are certificated or otherwise represented in tangible form. “To the Company’s Knowledge” and similar language means the actual knowledge of Donald E. Vandenberg, Gary L. Lancaster or Donald J. Sebastian or any other currently employed officer of the Company and the knowledge any such Persons would be expected to have after reasonable due diligence and inquiry.

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d. Issuance of Securities. At least 5,550,000 shares of Common Stock (subject to adjustment pursuant to the Company’s covenant set forth in Section 4(g) below or otherwise for any stock split, stock dividend, stock combination or similar transaction) have been duly authorized and reserved for issuance upon exercise of the Warrant, the Investor Share Option, the Override Exchange, the Preferred Override Exchange Shares and the SPA Warrants. Upon the Preferred Authorization, at least 2,000,000 shares Preferred Stock (subject to adjustment for any stock split, stock dividend, stock combination or similar transaction) will have been duly authorized and reserved for issuance as Preferred Override Exchange Shares. Upon exercise in accordance with the Warrant, the Investor Share Option, the SPA Warrants or the Preferred Override Exchange Shares, or upon issuance in accordance with the Override Exchange, as the case may be, the Warrant Shares, Option Shares, Warrant Shares (as defined in the Securities Purchase Agreement), or Override Exchange Shares (as defined in the Securities Purchase Agreement), as applicable, will be validly issued, fully paid and nonassessable and free from all taxes and Liens with respect to the issuance thereof, with the holders being entitled to all rights accorded to a holder of shares of Common Stock or Preferred Stock, as applicable. The Sub Notes and the Warrant are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) free from all taxes and Liens with respect to the issuance thereof and (ii) entitled to the rights set forth in the Sub Notes and the Warrant, as applicable. Assuming the accuracy of the representations and warranties of Buyers set forth in Section 2 above, the issuance by the Company of the Securities is exempt from registration under the 1933 Act and any other applicable securities laws.

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e. No Conflicts. Except as set forth on Schedule 3(e), the execution and delivery of this Agreement and the other Transaction Documents by the Company and each of the Subsidiaries, the performance by the Company and each of the Subsidiaries of their respective obligations hereunder and thereunder and the consummation by the Company and each of the Subsidiaries of the transactions contemplated hereby and thereby (including the reservation for issuance and issuance of the Warrant Shares and the Option Shares) will not: (i) result in a violation of the charter, certificate or articles of incorporation, certificate or articles of organization, bylaws, operating agreement, partnership agreement or any other governing documents, as applicable, of any such Person; (ii) conflict with, or constitute a breach or default (or an event which, with the giving of notice or passage of time or both, constitutes or would constitute a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which any such Person is a party; (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including securities laws and the rules and regulations, if any, of the Principal Market (as defined in Section 3(s)) applicable to any such Person or by which any property or asset of any such Person is bound or affected. Neither the Company nor any of the Subsidiaries is in violation of any term of its charter, certificate or articles of incorporation, certificate or articles of organization, bylaws, operating agreement, partnership agreement or any other governing document, as applicable. Neither the Company nor any of the Subsidiaries is or has been in violation of any term of or in default under (or with the giving of notice or passage of time or both would be in violation of or default under) any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any Law applicable to the Company or the Subsidiaries, except where such violation or default could not reasonably be expected to have a Material Adverse Effect or to result in the acceleration of any Indebtedness or other obligation. The business of the Company and the Subsidiaries has not been and is not being conducted, in violation of any Law of any Governmental Entity except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except for the filing of instruments to perfect security interests and filings to be made pursuant to Section 4(b) hereof, and as set forth on Schedule 3(e), neither the Company nor any of the Subsidiaries is or has been required to obtain any consent, authorization or order of, or make any filing or registration with, any court or Governmental Entity in order for it to execute, deliver or perform any of its obligations under, or contemplated by, the Transaction Documents in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations that the Company or any of the Subsidiaries is or has been required to obtain as described in the preceding sentence have been obtained or effected on or prior to the date of this Agreement or shall be obtained prior to the Closing Date, in both cases prior to the date of the effectiveness of such requirement. Except as set forth on Schedule 3(e), the Company and the Subsidiaries are in all material respects in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder (collectively, “Sarbanes-Oxley”). As used in this Agreement, “Laws” means all present or future federal, state local or foreign laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative or judicial orders, consent agreements, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Entity; “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all trade accounts payable and other obligations issued, undertaken or assumed as the deferred purchase price of property or services, (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures, redeemable Capital Stock or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller, bank or other financing source under such agreement in the event of default are limited to repossession or sale of such property), (F) all Capital Lease Obligations, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

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f. SEC Reports; Financial Statements; Public Communications. Except as set forth in Schedule 3(f), since December 31, 2005, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed since December 31, 2005 and prior to the date this representation is made (including all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein) being referred to herein as the “SEC Documents” and the Company’s consolidated balance sheet as of June 30, 2008, as included in the Company’s quarterly report on Form 10-Q for the period then ended, as filed with the SEC on August 15, 2008, being referred to herein as the “Latest Balance Sheet”). A complete and accurate list of the SEC Documents is set forth on Schedule 3(f). The Company has made available to each Buyer or its respective representatives true and complete copies of the SEC Documents. Each of the SEC Documents was filed with the SEC within the time frames prescribed by the SEC for filing of such SEC Documents (including any extensions of such time frames permitted by Rule 12b-25 under the 1934 Act pursuant to timely filed Forms 12b-25) such that each filing was timely filed (or deemed timely filed pursuant to Rule 12b-25 under the 1934 Act) with the SEC. As of their respective dates, the SEC Documents complied in all material respects with the securities laws. Except as set forth on Schedule 3(f), none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth on Schedule 3(f), since the filing of each of the SEC Documents, no event has occurred that would require an amendment or supplement to any such SEC Document and as to which such an amendment has not been filed and made publicly available on the SEC’s EDGAR system no less than five (5) Business Days prior to the date the representation is made. The Company has not received any written comments from the SEC staff that have not been resolved to the satisfaction of the SEC staff. As of their respective dates, the consolidated financial statements of the Company and the Subsidiaries included in the SEC Documents (including the notes thereto, the “Financial Information”) complied as to form in all material respects with applicable accounting requirements and the securities laws with respect thereto. Such consolidated financial statements have been prepared in accordance with GAAP, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and the Subsidiaries as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments that are not material individually or in the aggregate). As of the date hereof and as of the Closing Date, the Financial Information is true, accurate and complete, has been prepared in accordance with GAAP, is consistent with the books and records of the Company and its predecessors (which are true, accurate and complete), and fairly presents such information as of the dates, and for the periods, presented. Since the date of the Latest Balance Sheet, there has been no change in the Company’s reserve or accrual amounts or policies. Schedule 3(f) lists all press releases, analyst reports, advertisements and other written communications with stockholders or other investors, or potential stockholders or other potential investors, on behalf of the Company or any of the Subsidiaries or otherwise relating to the Company or any of the Subsidiaries, issued, made, distributed, paid for or approved since December 31, 2005 by the Company, any of the Subsidiaries or any of their respective officers, directors or Affiliates (as defined in Section 3(k)), by any Person engaged by (or otherwise acting on behalf of) the Company, any of the Subsidiaries or any of their respective officers, directors or Affiliates, or, to the Company’s Knowledge, by any stockholder of the Company. None of the Company, the Subsidiaries and their respective officers, directors and Affiliates or, to the Company’s Knowledge, any stockholder of the Company has made any filing with the SEC, issued any press release or made, distributed, paid for or approved (or engaged any other Person to make or distribute) any other public statement, report, advertisement or communication on behalf of the Company or any of the Subsidiaries or otherwise relating to the Company or any of the Subsidiaries that contains any untrue statement of a material fact or omits any statement of material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading or has provided any other information to any Buyer, including information referred to in Section 2(d), that, considered in the aggregate, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. Except as set forth on Schedule 3(f), none of the Company, the Subsidiaries and their respective officers, directors, employees or agents has provided any Buyer with any material, non-public information. The Company is not required to file and will not be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date this representation is made and in effect on the date this representation is made and to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound that has not been previously filed as an exhibit (including by way of incorporation by reference) to the Company’s reports filed or made with the SEC under the 1934 Act. The accounting firm that has expressed its opinion with respect to the consolidated financial statements included in the Company’s most recently filed annual report on Form 10-K or 10-KSB (the “Audit Opinion”) is independent of the Company pursuant to the standards set forth in Rule 2-01 of Regulation S-X promulgated by the SEC and such firm was otherwise qualified to render the Audit Opinion under applicable securities laws. Each other accounting firm that since such filing has conducted or will conduct a review or audit of any of the Company’s consolidated financial statements is independent of the Company pursuant to the standards set forth in Rule 2-01 of Regulation S-X promulgated by the SEC and is otherwise qualified to conduct such review or audit and render an audit opinion under applicable securities laws. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance-sheet entity that is required to be disclosed by the Company in its reports pursuant to the 1934 Act that has not been so disclosed in the SEC Documents. Since December 31, 2003, except as set forth on Schedule 3(f), neither the Company nor any of the Subsidiaries nor any director, officer or employee, of the Company or any of the Subsidiaries has received or otherwise had or obtained Knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of the Subsidiaries or its internal accounting controls, including any complaint, allegation, assertion or claim that the Company or any of the Subsidiaries has engaged in questionable accounting or auditing practices. No attorney representing the Company or any of the Subsidiaries, whether or not employed by the Company or any of the Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of the Subsidiaries or any of their respective officers, directors, employees or agents to their respective boards of directors or any committee thereof or pursuant to Section 307 of the Sarbanes-Oxley Act of 2002, and the SEC’s rules and regulations promulgated thereunder. Since December 31, 2001, there have been no internal or SEC investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of any executive officer, board of directors or any committee thereof of the Company or any of the Subsidiaries. As of the date of this Agreement, the Company is not, and at no time since February 14, 2008 has been, a “shell company” (as defined in Rule 12b-2 under the Exchange Act).

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g. Absence of Certain Changes. Neither the Company nor any of the Subsidiaries has taken any steps, and neither the Company nor any such Subsidiary expects to take any steps to seek protection pursuant to any bankruptcy law, and neither the Company nor any Subsidiary has received any written notice or has any other knowledge or reason to believe that the creditors of such Person intend to initiate involuntary bankruptcy proceedings against the Company or any of the Subsidiaries or any knowledge of any fact that would reasonably lead a creditor to do so. Neither the Company nor any Subsidiary is as of the date this representation is made, nor after giving effect to the transactions contemplated hereby or by any of the other Transaction Documents, will be Insolvent (as defined below). As used in this Agreement, “Insolvent” means, with respect to any Person, (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total indebtedness, contingent or otherwise, (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur, prior to the second anniversary of the date this representation is made, or believes that it will incur, prior to the second anniversary of the date this representation is made, debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. Except as disclosed on Schedule 3(g), since December 31, 2005, neither the Company nor any of the Subsidiaries has declared or paid any dividends or sold any assets outside of the ordinary course of business. Except as disclosed on Schedule 3(g), since February 14, 2008, neither the Company nor any of the Subsidiaries has had any capital expenditures outside the ordinary course of its business.

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h. Absence of Litigation. Except as disclosed on Schedule 3(h), (i) during the past five (5) years there has not been any action, suit, proceeding, inquiry or investigation (“Litigation”) before or by any court, public board, Governmental Entity, self-regulatory organization or body pending or, to the Company’s Knowledge, threatened against or affecting the Company or any of the Subsidiaries or any of their respective assets, and (ii) no officer of the Company nor, to the Company’s Knowledge, any officer or director of the Company or holder of more than five percent (5%) of the outstanding securities of the Company or any of the Subsidiaries has been involved in securities-related Litigation during the past ten (10) years. No Litigation disclosed on Schedule 3(h) has, has had or, if determined adversely to the Company or any of the Subsidiaries, could reasonably be expected to have a Material Adverse Effect.

i. Full Disclosure; No Undisclosed Events, Liabilities, Developments or Circumstances. Except as set forth on Schedule 3(i), since December 31, 2003, there has been no Material Adverse Effect and no circumstances exist that could reasonably be expected to be, cause or have a Material Adverse Effect. Other than the liabilities and obligations under this Agreement or as set forth on Schedule 3(i), the only liabilities of the Company or any Subsidiary (whether fixed or unfixed, known or unknown, absolute or contingent, asserted or unasserted, choate or inchoate, liquidated or unliquidated, or secured or unsecured, and regardless of when any action, claim, suit or proceeding with respect thereto is instituted) are the liabilities reflected on Schedule 3(i), as of the date of this Agreement, all of which will be reflected on the Pro Forma Balance Sheet (as defined in Section 4(y)). As of the Closing Date, the only liabilities of the Company (whether fixed or unfixed, known or unknown, absolute or contingent, asserted or unasserted, choate or inchoate, liquidated or unliquidated, or secured or unsecured, and regardless of when any action, claim, suit or proceeding with respect thereto is instituted) are the liabilities reflected on Schedule 3(i), as of the date of this Agreement, all of which will be reflected on the Pro Forma Balance Sheet. As of the Closing Date, the only liabilities of the Company (whether fixed or unfixed, known or unknown, absolute or contingent, asserted or unasserted, choate or inchoate, liquidated or unliquidated, or secured or unsecured, and regardless of when any action, claim, suit or proceeding with respect thereto is instituted) will be those reflected on the Latest Balance Sheet or Schedule 3(i), those assumed or created pursuant to, or as a result of, this Agreement and the other Transaction Documents and the consummation of the Closing, and liabilities and obligations of not more than $50,000 for operating expenses incurred in the ordinary course of business consistent with past practices subsequent to June 30, 2008, all of which will be reflected on the Pro Forma Balance Sheet. No representation or warranty or other statement made by the Company or the Subsidiaries in this Agreement or any of the other Transaction Documents, the Schedules hereto or any certificate or instrument delivered pursuant to this Agreement contains any untrue statement or omits to state a material fact necessary to make any such statement, in light of the circumstances in which it was made, not misleading.

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j. Acknowledgment Regarding Buyers’ Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Company in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of any party to this Agreement or any of the other Transaction Documents (or in any similar capacity) with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by any Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the decision of each of the Company and each of the Subsidiaries to enter into the Transaction Documents has been based solely on the independent evaluation by such Person and its representatives.

k. No General Solicitation. Except as set forth on Schedule 3(k), neither the Company nor any of its Affiliates, nor any Person acting on the behalf of any of the foregoing, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act), including advertisements, articles, notices, or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or internet or any seminar meeting whose attendees have been invited by general solicitation or general advertising, in connection with the offer or sale of the Securities. As used in this Agreement, “Affiliate” means, with respect to any Person, a second Person (A) in which the first Person owns a five percent (5%) equity interest, or (B) that, directly or indirectly, (i) has a five percent (5%) equity interest in such first Person, (ii) has a common ownership with such first Person, (iii) controls such first Person, (iv) is controlled by such first Person or (v) shares or is under common control with such first Person; and “control” or “controls” means that a Person has the power, direct or indirect, to conduct or govern the policies of another Person; provided however, that Longview shall not be considered to be an Affiliate of the Company for purposes of this Section 3(k).

l. No Integrated Offering. Neither the Company nor any Subsidiaries, Affiliates of the foregoing or any Person acting on the behalf of any of the foregoing, has, directly or indirectly, made any offers or sales of any security or solicited any offers to purchase any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval requirements of any authority, nor will the Company, any Subsidiaries, any Affiliates of the foregoing, or any Person acting on behalf of any of the foregoing, take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings for purposes of the 1933 Act or any applicable stockholder approval requirements of any authority.

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m. Dilutive Effect. The Company understands and acknowledges that the number of Warrant Shares that the Company is obligated to issue upon exercise of the Warrant will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Warrant Shares upon exercise of the Warrant is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company. Taking the foregoing into account, the Company’s board of directors has determined in its good faith business judgment that the issuance of the Warrant and the consummation of the other transactions contemplated hereby and by the other Transaction Documents are in the best interests of the Company and its stockholders.

n. Employee Relations. Except as set forth on Schedule 3(n), neither the Company nor any of the Subsidiaries is involved in any labor union dispute nor, to the Knowledge of the Company, is any such dispute threatened. None of the employees of either the Company or any of the Subsidiaries is or has been a member of a union that relates to such employee’s relationship with the Company or of any of the Subsidiaries. Neither the Company nor any of the Subsidiaries is a party to a collective bargaining agreement. Except as set forth on Schedule 3(n), no executive officer (as defined in Rule 3b-7 under the 1934 Act) nor any other individual whose termination would be required to be disclosed on a Current Report on Form 8-K but that has not been so reported, has notified the Company or any of the Subsidiaries that such individual intends to leave the Company or any of the Subsidiaries or otherwise terminate such individual’s employment or relationship with the Company or any of the Subsidiaries. No such individual, to the Company’s Knowledge, is, has been, or is expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such individual does not, has not and will not subject the Company or any of the Subsidiaries to any liability with respect to any of the foregoing matters. Except as set forth on Schedule 3(n), the Company and each of the Subsidiaries is and has been in compliance with all Laws relating to employment and employment practices, terms and conditions of employment and wages and hours.

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o. Intellectual Property Rights. Except as set forth on Schedule 3(o), the Company and the Subsidiaries own or possess adequate rights or licenses to use all trademarks, trademark applications and registrations, trade names, service marks, service mark registrations, service names, patents, patent rights, patent applications, copyrights (whether or not registered), inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (collectively, “Intellectual Property”) necessary to conduct their respective businesses as conducted as of the date this representation is made. Schedule 3(o) contains a complete and accurate list of all patented and registered Intellectual Property owned by the Company and the Subsidiaries and all pending patent applications and applications for the registration of other Intellectual Property owned or filed by the Company or any of the Subsidiaries. Schedule 3(o) also contains a complete and accurate list of all material licenses and other rights granted by the Company or any Subsidiaries to any third party with respect to Intellectual Property and material licenses and other rights with respect to Intellectual Property granted by any third party to the Company or any of the Subsidiaries. Except as set forth on Schedule 3(o), (i) none of the rights of the Company and the Subsidiaries in their Intellectual Property have expired or terminated, or are expected to expire or terminate within five (5) years from the date of this Agreement, except to the extent such termination would not and would not reasonably be expected to have a Material Adverse Effect, (ii) there are no third parties who have rights to any of the Intellectual Property owned or licensed by the Company or any of the Subsidiaries, except for the rights retained by the owners of the Intellectual Property that is licensed to the Company or any of the Subsidiaries, and there are no third parties who have rights to any of the Intellectual Property owned or licensed by the Company or any of the Subsidiaries, except for the rights retained by the owners of the Intellectual Property that is licensed to the Company or any of the Subsidiaries, (iii) there has been no infringement by the Company or any of the Subsidiaries or any of the Company’s or the Subsidiaries’ licensors or licensees of any Intellectual Property rights of others and the Company has no Knowledge of any infringement by the Company or any of the Subsidiaries or any of their licensors or licensees of any Intellectual Property rights of others, (iv) there has been no infringement by any third parties of any Intellectual Property owned or licensed by the Company or any of the Subsidiaries, or of any development of similar or identical trade secrets or technical information by others, (v) there is no claim, action or proceeding against, or being threatened against, the Company, any of the Subsidiaries or any of their respective licensors regarding its Intellectual Property or infringement of other Intellectual Property rights, and there is no claim, action or proceeding against or being threatened against the Company, any of the Subsidiaries or any of their respective licensors regarding its Intellectual Property or infringement of other Intellectual Property rights, (vi) there are no facts or circumstances that could reasonably be expected to give rise to any of the foregoing, (vii) there is no patent or patent application which contains claims that interfere with the issued or pending claims of any of the Intellectual Property owned or licensed by the Company or any of the Subsidiaries, and there is no patent or patent application which contains claims that interfere with the issued or pending claims of any of the Intellectual Property owned or licensed by the Company or any of the Subsidiaries, and (viii) none of the technology employed by the Company or any of the Subsidiaries has been obtained or is being used by the Company or any of the Subsidiaries in violation of any material contractual obligation binding on the Company or any of the Subsidiaries or is being used by any of the officers, directors or employees of the Company or any of the Subsidiaries on behalf of the Company or any of the Subsidiaries in violation of the rights of any Person or Persons. The Company and the Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their material Intellectual Property.

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p. Environmental Laws. Except as set forth on Schedule 3(p), each of the Company and the Subsidiaries and each Person that has operated any Real Property (as defined in Section 3(bb)) (i) is, and has at all times been, in compliance with any and all Environmental Laws (as defined below) and has not violated any Environmental Laws, (ii) has no, and has never had any, liability for failure to comply with any Environmental Law, (iii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as presently conducted, and (iv) is in compliance with all terms and conditions of any such permit, license or approval except as could not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3(p), with respect to each Real Property, (I) there has not occurred an event in the use and operation of any Real Property and there does not exist on any Real Property a condition which constitutes a violation of any Environmental Laws, (II) there have been timely filed all required reports, there have been obtained all required approvals and permits, and there have been generated and maintained all required data, documentation and records under all applicable Environmental Laws, (III) there are no environmental investigations, studies or audits with respect to any Real Property owned or commissioned by, or in the possession of, the Company that have not been disclosed to Buyers, and (IV) no Hazardous Material or solid wastes (as such terms are defined under any Environmental Law) generated from any Real Property have been sent to a site which, pursuant to CERCLA or any similar state law, or other Environment Law has been placed, or is proposed to be placed, on the “National Priority List” of hazardous waste sites or which is subject to a claim, an administrative order or other request to take any cleanup, removal or remedial action or to pay for any costs relating to such site. All Hazardous Material or solid wastes generated from any Real Property and requiring disposal have, to the extent required by any Environmental Law, been transported only by carriers maintaining valid authorizations and been treated, stored and disposed of only at facilities maintaining valid authorizations. As used in this Agreement, “Environmental Laws” means all Laws relating to any matter arising out of or relating to public health and safety, or pollution or protection of the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or workplace, including any of the foregoing relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, discharge, emission, release, threatened release, control or cleanup of any Hazardous Materials, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. §9601 et seq., as amended (“CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. §6901, et seq., the Clean Air Act, 42 U.S.C. §7401, et seq., as amended, the Federal Water Pollution Control Act, 33 U.S.C. §1251, et seq., as amended, the Oil Pollution Act of 1990, 33 U.S.C. §2701, et seq., and the Toxic Substances Control Act, 15 U.S.C. §2601, et seq.; and “Hazardous Materials” means any hazardous, toxic or dangerous substance, materials and wastes, including hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are or become regulated under any Environmental Law (including any that are or become classified as hazardous or toxic under any Environmental Law).

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q. Title. Except as set forth on Schedule 3(q), neither the Company nor any of the Subsidiaries has any interest in any real property or any oil, gas or other mineral drilling, exploration or development rights. The Company and each Subsidiary has good and valid title to all personal property currently possessed by them that is material to the business of such Person, in each case free and clear of all Liens except such as are described on Schedule 3(q). The Company and each of the Subsidiaries has good, marketable and defensible title in fee simple to all real property owned (rather than leased) by such Person (the “Owned Real Property”) as set forth on Schedule 3(q), in each case free and clear of all Liens, other than Permitted Liens, except such as are described on Schedule 3(q) and Liens of Viking Asset Management, LLC to be released contemporaneously with the Closing. As used in this Agreement, “Permitted Lien” means (I) Liens created by the “Security Documents” (as defined in the Securities Purchase Agreement); (II) Liens for taxes or other governmental charges not at the time due and payable, or (if foreclosure, distraint sale or other similar proceeding shall not have been initiated) which are being contested in good faith by appropriate proceedings diligently prosecuted, so long as foreclosure, distraint, sale or other similar proceedings have not been initiated, and in each case for which the Company and the Subsidiaries maintain adequate reserves in accordance with GAAP in respect of such taxes and charges; (III) Liens arising in the ordinary course of business in favor of carriers, warehousemen, mechanics and materialmen, or other similar Liens imposed by law, which remain payable without penalty or which are being contested in good faith by appropriate proceedings diligently prosecuted, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto, and in each case for which adequate reserves in accordance with GAAP are being maintained; (IV) Liens arising in the ordinary course of business in connection with worker’s compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA); (V) attachments, appeal bonds (and cash collateral securing such bonds), judgments and other similar Liens, for sums not exceeding $100,000 in the aggregate for the Company and the Subsidiaries, arising in connection with court proceedings, provided that the execution or other enforcement of such Liens is effectively stayed; (VI) easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens arising in the ordinary course of business and not materially detracting from the value of the property subject thereto and not interfering in any material respect with the ordinary conduct of the business of the Company or any of the Subsidiaries; (VII) surety bonds, bids, performance bonds, and similar obligations (exclusive of obligations for the payment of borrowed money) obtained by the Company and the Subsidiaries in the ordinary course of business for the purpose of satisfying federal, state, provincial and territorial and/or local legal requirements for owning and operating their oil and gas properties, in an aggregate amount not to exceed $100,000 outstanding at any time; (VIII) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board of Governors of the U.S. Federal Reserve System and that no such deposit account is intended by the Company or any of the Subsidiaries to provide collateral to the depository institution; and (IX) the FNBW Security Interest (but only so long as the FNBW Indebtedness remains outstanding).

r. Insurance. The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

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s. Regulatory Permits. Except as set forth on Schedule 3(s) or as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or a material adverse effect on the production, extraction, transportation or sale of oil, gas, minerals or other hydrocarbons from any portion of any Real Property (as defined in Section 3(bb)) that is producing oil, gas, minerals and/or other hydrocarbons at the time this representation is made, the Company and the Subsidiaries possess all certificates, authorizations, approvals, licenses and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as conducted at the time this representation is made (“Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Permit. Without limiting the foregoing, except as set forth on Schedule 3(s), the Company and the Subsidiaries possess all Permits necessary to produce, extract, transport and sell the oil, gas and other minerals in that portion of Real Property that is producing oil, gas, minerals and/or other hydrocarbons at the time this representation is made. Except as set forth on Schedule 3(s) or as could not reasonably be expected to have a Material Adverse Effect, the Company and the Subsidiaries do not have any reason to believe that they will not be able to obtain necessary Permits as and when necessary to enable the Company to produce, extract, transport and sell the oil, gas, minerals and other hydrocarbons in any Real Property. Except as set forth on Schedule 3(s), the Company is not in violation of any of the rules, regulations or requirements of the OTC Bulletin Board (the “Principal Market”; provided however, that, if after the date of this Agreement the Common Stock is listed on a national securities exchange, the “Principal Market” shall mean such national securities exchange) and the Company has no Knowledge of any facts or circumstances which would reasonably lead to delisting or suspension, or termination of the trading of, the Common Stock by or on the Principal Market in the foreseeable future. Except as set forth on Schedule 3(s), since December 31, 2005, (i) the Company’s Common Stock has been quoted on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting, or termination of the trading, of the Common Stock by or on the Principal Market.

t. Internal Accounting Controls; Disclosure Controls and Procedures; Books and Records. The Company has, and has caused each of the Subsidiaries to, at all times keep books, records and accounts with respect to all of such Person’s business activities, in accordance with sound accounting practices and GAAP consistently applied. The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liability is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth on Schedule 3(t), the Company has timely filed (or has been deemed to have timely filed pursuant to Rule 12b-25 under the 1934 Act) and made publicly available on the SEC’s EDGAR system no less than five (5) days prior to the date hereof, all certifications and statements required by (A) Rule 13a-14 or Rule 15d-14 under the 1934 Act and (B) Section 906 of Sarbanes Oxley with respect to any SEC Documents. The Company maintains disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the 1934 Act; except as set forth on Schedule 3(t), such disclosure controls and procedures are, and at all times have been, effective to ensure that the information required to be disclosed by the Company in the reports that it files with or submits to the SEC (X) is recorded, processed, summarized and reported accurately within the time periods specified in the SEC’s rules and forms and (Y) is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. Except as set forth on Schedule 3(t), the Company maintains internal control over financial reporting required by Rule 13a-14 or Rule 15d-14 under the 1934 Act; such internal control over financial reporting is, and has at all times been, effective and does not contain, and has not contained, any material weaknesses.

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u. Bank Accounts. Except as set forth on Schedule 3(u), neither the Company nor any of the Subsidiaries maintains, or has any interest in, any bank account, brokerage account or other similar account. Schedule 3(u) sets forth the funds (and any securities) contained in any such account as of the date hereof. As of the date that this representation is made, all funds (and securities) of the Company and the Subsidiaries will be held in bank (or brokerage) accounts in the United States subject to Account Control Agreements, and all other bank accounts, brokerage accounts or other similar accounts of the Company and the Subsidiaries will have been closed.

v. Tax Status. Except as set forth on Schedule 3(v), the Company and each of the Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which the Company has made appropriate reserves on its books, and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations (referred to in clause (i) above) apply. Except as set forth on Schedule 3(v), there are no unpaid taxes in any material amount claimed in writing to be due from the Company or any of the Subsidiaries by the taxing authority of any jurisdiction, and there is no basis for any such claim. Neither the Company nor any of the Subsidiaries is, or after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents will be, a “United States real property holding corporation” (“USRPHC”) as that term is defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

w. Transactions With Affiliates. Except for transactions consummated pursuant to this Agreement and the other Transaction Documents, and except as set forth on Schedule 3(w), no Related Party (as defined below) of the Company or any of the Subsidiaries, nor any Affiliate thereof, is presently, has been within the past three (3) years, or will be as a result of the transactions contemplated by this Agreement and the other Transaction Documents, a party to any transaction, contract, agreement, instrument, commitment, understanding or other arrangement or relationship with the Company or any of the Subsidiaries, whether for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments or consideration to or from, any such Related Party. Except as set forth on Schedule 3(w), no Related Party of the Company or any of the Subsidiaries, or any of their respective Affiliates, has any direct or indirect ownership interest in any Person (other than ownership of less than two percent (2%) of the outstanding common stock of a publicly traded corporation) in which the Company or any of the Subsidiaries has any direct or indirect ownership interest or with which the Company or any of the Subsidiaries competes or has a business relationship. “Related Party” means the Company’s or any of the Subsidiary’s officers or directors, individuals who were officers or directors of any such Person at any time during the previous two (2) years, stockholders of any such Person (other than any holder of less than five percent (5%) of the outstanding shares of any such Person), or Affiliates of any such Person, or any individual related by blood, marriage or adoption to any such individual or any entity in which any such entity or individual owns a beneficial interest.

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x. Application of Takeover Protections; Rights Agreement. The Company and the Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, or other similar anti-takeover provision under the Certificate of Incorporation or any certificates of designations or the laws of the jurisdiction of its formation or incorporation to the transactions contemplated by this Agreement, the Company’s issuance of the Securities in accordance with the terms hereof and any Buyer’s ownership of the Securities. Except as set forth on Schedule 3(x), the Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

y. Foreign Corrupt Practices. Neither the Company, nor any of the Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of the Subsidiaries has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

z. Outstanding Indebtedness; Liens. Payments of principal and other payments due under the Sub Notes will, upon issuance at the Closing, rank senior to all other Indebtedness of the Company or any of the Subsidiaries (other than the Indebtedness under the Senior Notes and the FNBW Indebtedness) and, by virtue of their secured position, and to the extent of the Collateral, to all trade account payables of the Company, and the obligations of the Subsidiaries under the Guaranty will, upon issuance of the Sub Notes at the Closing, rank senior to all other Indebtedness of the Subsidiaries other than the Senior Notes and, by virtue of the secured position of the Guaranty and to the extent of the Collateral, to all trade account payables of any of the Subsidiaries. Except as set forth on Schedule 3(z), (i) neither the Company nor any of the Subsidiaries has any, and upon consummation of the transactions contemplated hereby and by the other Transaction Documents will not have any, outstanding Indebtedness other than (A) pursuant to the Senior Notes, the Securities Purchase Documents and the Transaction Documents, (B) the FNBW Indebtedness and (C) the Vandenberg Indebtedness, (ii) there are no, and upon consummation of the transactions contemplated hereby and by the other Transaction Documents there will not be any, Liens on any of the assets of the Company or the Subsidiaries, other than (X) pursuant to the Security Documents and (Y) the FNBW Security Interest, and (iii) there are no, and upon consummation of the transactions contemplated hereby and by the Senior Notes, the Securities Purchase Documents and the Transaction Documents there will not be any, financing statements securing obligations of any amounts filed against the Company or any of the Subsidiaries or any of their respective assets, other than under the Security Documents. As used in this Agreement, “FNBW Note” means that certain promissory note, dated July 11, 2008, in the outstanding principal amount of $150,000 (as in effect as of the date hereof, without any increase in the principal thereof or the interest rate thereon, and without any waiver, amendment, supplement, restatement or modification thereof, other than to the extend the term thereof) issued by North Texas to the First National Bank of Weatherford (“FNBW”); “FNBW Indebtedness” means the obligation evidenced by the FNBW Note; “FNBW Security Interest” means the security interest granted by North Texas in certain of its vehicles, as specified on Schedule 3(z), in favor of FNBW, as security for the FNBW Indebtedness (as such security interest is in effect on the date hereof, without any waiver, amendment, supplement, restatement or modification after the date hereof); “Vandenberg Note” means that certain promissory note, dated July 8, 2006, in the outstanding principal amount of $75,000 (as in effect as of the date hereof, without any increase in the principal thereof or the interest rate thereon, and without any waiver, amendment, supplement, restatement or modification thereof, other than to the extend the term thereof) issued by Velocity Energy Partners LP to Donald E. Vandenberg; and “Vandenberg Indebtedness” means the obligation evidenced by the Vandenberg Note.

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aa. Ranking of Notes. No Indebtedness (as defined in the Notes) of the Company (other than the FNBW Indebtedness and the Indebtedness under the Senior Notes) is, or will be upon consummation of the transactions contemplated hereby and by the other Transaction Documents, senior to or ranks or will rank pari passu with the Sub Notes in right of payment, whether with respect of payment of redemptions, interest or damages or upon liquidation or dissolution or otherwise; provided that, the fees owing under this Agreement pursuant to Section 4(i) shall rank first in priority and ahead of the Sub Notes.

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bb. Real Property. Schedule 3(bb) contains a complete and correct list of all the real property; leasehold interests; fee interests; oil, gas and other mineral drilling, exploration and development rights; royalty, overriding royalty, and other payments out of or pursuant to production; other rights in and to oil, gas and other minerals, including contractual rights to production, concessions, net profits interests, working interests and participation interests (including all Hydrocarbon Property (as defined in the Mortgages (as defined in the Securities Purchase Agreement))); any other contractual rights for the acquisition or earning of any of such interests in the real property; facilities; fixtures; equipment that (i) are leased or otherwise owned or possessed by the Company or any of the Subsidiaries, (ii) in connection with which the Company or any of the Subsidiaries has entered into an option agreement, participation agreement or acquisition and drilling agreement or (iii) the Company or any of the Subsidiaries has agreed to lease or otherwise acquire or may be obligated to lease or otherwise acquire in connection with the conduct of its business (collectively, including any of the foregoing acquired after the date of this Agreement, the “Real Property”), which list identifies all of the Real Property and specifies which of the Company or the Subsidiaries leases, owns or possesses each of the Real Properties or will do so upon consummation of the Purchases. Schedule 3(bb) also contains a complete and correct list of all leases and other agreements with respect to which the Company or any of the Subsidiaries is a party or otherwise bound or affected with respect to the Real Property, except easements, rights of way, access agreements, surface damage agreements, surface use agreements or similar agreements that pertain to Real Property that is contained wholly within the boundaries of any owned or leased Real Property otherwise described on Schedule 3(bb) (the “Real Property Leases”). Except as set forth on Schedule 3(bb), the Company or one of the Subsidiaries is the legal and equitable owner of a leasehold interest in all of the Real Property, and possesses good, marketable and defensible title thereto, free and clear of all Liens (other than Permitted Liens) and other matters affecting title to such leasehold that could impair the ability of the Company or the Subsidiaries to realize the benefits of the rights provided to any of them under the Real Property Leases. Except as set forth on Schedule 3(bb), all of the Real Property Leases are valid and in full force and effect and are enforceable against all parties thereto. Except as set forth on Schedule 3(bb), neither the Company nor any of the Subsidiaries nor, to the Company’s Knowledge, any other party thereto is in default in any material respect under any of such Real Property Leases and no event has occurred which with the giving of notice or the passage of time or both could constitute a default under, or otherwise give any party the right to terminate, any of such Real Property Leases, or could adversely affect the Company’s or any of the Subsidiaries’ interest in and title to the Real Property subject to any of such Real Property Leases. No Real Property Lease is subject to termination, modification or acceleration as a result of the transactions contemplated hereby or by the other Transaction Agreements. Except as set forth on Schedule 3(bb), all of the Real Property Leases will remain in full force and effect upon, and permit, the consummation of the transactions contemplated hereby (including the granting of leasehold mortgages). The Real Property is permitted for its present uses under applicable zoning laws, is permitted conforming structures and complies with all applicable building codes, ordinances and other similar Laws. Except as set forth on Schedule 3(bb), there are no pending or threatened condemnation, eminent domain or similar proceedings, or litigation or other proceedings affecting the Real Property, or any portion or portions thereof. Except as set forth on Schedule 3(bb), there are no pending or threatened requests, applications or proceedings to alter or restrict any zoning or other use restrictions applicable to the Real Property that would interfere with the conduct of the Company’s or any of the Subsidiaries’ business as conducted or proposed to be conducted (including as described to Buyers) at the time this representation is made. Except as set forth on Schedule 3(bb), there are no restrictions applicable to the Real Property that would interfere with the Company’s or any Subsidiary’s making an assignment or granting of a leasehold or other mortgage to Sonterra Buyers as contemplated by the Security Documents, including any requirement under any Real Property Leases requiring the consent of, or notice to, any lessor of any such Real Property. Except as set forth on Schedule 3(bb), all of the Real Property is located in the State of Texas. Except as set forth on Schedule 3(bb), all of the wells on the Real Property have been drilled and completed at legal locations within the boundaries of the appropriate Real Property Lease; and no such well is subject to penalties on allowables after the date hereof because of any overproduction or violation of applicable laws, rules, regulations, permits or judgments, orders or decrees of any court or governmental body or agency which would prevent such well from being entitled to its full legal and regular allowance from and after the date hereof as prescribed by any court or Governmental Entity. Except as set forth on Schedule 3(bb), there are no joint operating agreements applicable to the Real Property. Neither the Company nor any of the Subsidiaries will be obligated, as of the Closing Date or thereafter, including by virtue of a prepayment arrangement, make-up right under a production sales contract containing a “take or pay” or similar provision, production payment, buydowns, buyouts, or any other arrangement, (i) to deliver hydrocarbons, or proceeds from the sale thereof, attributable to any of the Real Property at some future time without then or thereafter receiving the full contract price therefore, or (ii) to deliver oil or gas (or cash in lieu thereof) from the Real Property to other owners of interests as a result of past production by any such owner, the Company or the Subsidiaries or any of their respective predecessors in excess of the share to which it was entitled with respect to such Real Property. Except as set forth on Schedule 3(bb), no Person has any call upon, option to purchase or similar right to obtain production from the portion of the Real Property. To the Company’s Knowledge, the Real Property Leases will by their terms remain in effect for at least as long as oil, gas or other minerals are produced in paying quantities or they are otherwise maintained by operations. For purposes of this Agreement, “Sonterra Buyers” means the “Buyers” as defined in the Securities Purchase Agreement.

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cc. Excluded Subsidiaries and Velocity Subsidiaries. All of the assets and liabilities of each of River Reinsurance Limited, a Barbados exempt insurance company (“River Sub”), River Capital Holdings Limited, a Barbados exempt corporation (“Holdings Sub”; and together with River Sub, the “Excluded Subsidiaries”), Velocity Energy Limited LLC, a Texas limited liability company (“VEL”), Velocity Energy Partners LP, a Delaware limited partnership (“VEP”), and Velocity Energy Offshore LP, a Delaware limited partnership (together with VEL and VEP, the “Velocity Subsidiaries”), are set forth on Schedule 3(cc). Except as set forth on Schedule 3(cc), no Excluded Subsidiary or Velocity Subsidiary has employed any employees or engaged in any business operations or other activities. No Excluded Subsidiary or Velocity Subsidiary has or is authorized to maintain, except as set forth on Schedule 3(u), any bank account, brokerage account or other similar account, possesses any cash or other assets or has any other means to acquire cash or to use or spend cash or credit.

dd. No Materially Adverse Contracts, Etc. Neither the Company nor any Subsidiary is subject to any charter, contract, agreement, instrument, corporate or other legal restriction, or any judgment, decree, order, rule, regulation or other Law that in the judgment of the Company’s officers, respectively, has, or is expected in the future to have, a Material Adverse Effect.

ee. Investment Company. Neither the Company nor any Subsidiary is, or upon Closing will be, an “investment company,” a company controlled by an “investment company,” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

ff. Stock Options. Except as set forth on Schedule 3(ff), every Option issued by the Company (I) has (or, if no longer outstanding, had), with respect to each share of Common Stock into which it was or is convertible or for which it was or is exercisable or exchangeable, an exercise price equal to or greater than the fair market value per share of Common Stock on the date of grant of such Option, (II) was issued in compliance with the terms of the plan under which it was issued and in compliance with applicable Laws, rules and regulations, including the rules and regulations of the Principal Market, and (III) has been accounted for in accordance with GAAP and otherwise been disclosed accurately and completely and in accordance with the requirements of the securities laws, including Rule 402 of Regulation S-B promulgated under the 1933 Act and Rule 402 of Regulation S-K promulgated under the 1933 Act, as applicable, and the Company has paid, or properly reserved for, all taxes payable with respect to each such Option (including with respect to the issuance and exercise thereof), and has not deducted any amounts from its taxable income that it is not entitled to deduct with respect to any such stock option (including the issuance and exercise thereof). As used in this Agreement, “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities; and “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for Common Stock.

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gg. Schedules. Each Schedule with respect to the statements made in Section 3 accurately indicates, as applicable, the Person (e.g., the Company or the specific Subsidiary) to which the disclosures thereon apply.

4. AFFIRMATIVE COVENANTS.

a. Reasonable Best Efforts. Each party shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

b. Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to Buyers promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to Buyers at the Closing to occur on the Closing Date pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide to Buyers evidence of any such action so taken on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

c. Reporting Status.

(i) Until the latest of (i) the first date on which no Notes remain outstanding, (ii) the date on which the Security Agreement has terminated, and (iii) the date on which the Buyers no longer own any Securities (the period ending on such latest date, the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act, even if the securities laws would otherwise permit such termination.

(ii) With a view to making available to the holders of the Securities the benefits of Rule 144, the Company agrees to, during the Reporting Period, (A) make and keep public information available, as those terms are understood and defined in Rule 144; (B) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (C) furnish to each holder of Securities so long as such holder of Securities owns Securities, promptly upon request, (1) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144 and the 1934 Act, (2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company if such reports are not publicly available via EDGAR, and (3) such other information as may be reasonably requested to permit the holders of Securities to sell such Securities pursuant to Rule 144 without registration.

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(iii) If the Company at any time, during the period commencing on the date that is six (6) months after the Closing Date and ending on the first date on which (A) no shares of Common Stock may be issued pursuant to an Investor Share Option or upon exercise of the Warrant and (B) all of the Warrant Shares and the Option Shares may be sold by the holders thereof pursuant to Rule 144 without limitation and without compliance with the current public information requirement thereof, fails to timely file with the SEC an annual report on Form 10-K or a quarterly report on Form 10-Q (i.e., fails to file any such report on or before the applicable filing deadline therefor, without giving effect to any extensions of time that may be permitted by Rule 12b-25 under the 1934 Act (or successor thereto)), or on any day hereafter sales of all of the Securities cannot be made as a result of a breach or violation of this Section 4(c), then, as partial relief for the damages to any holder of Securities by reason of any reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available hereunder, at law or in equity), the Company shall pay to each such holder an amount in cash equal to two percent (2%) of the Aggregate Market Value of the Warrant Shares and the Option Shares held by (or issuable upon exercise (without regard to any limitation thereon) of the Warrant or any Investor Shares Option held by) such holder with respect to each thirty (30) day period occurring on and after such failure, breach or violation and prior to the date that the applicable annual or quarterly report is filed with the SEC or the breach or violation is cured, as applicable (in each case, pro rated for periods totaling less than thirty (30) days). The payments to which a holder shall be entitled pursuant to this Section 4(c) are referred to herein as “Filing Delay Payments.” Filing Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Filing Delay Payments are incurred and (II) the third Business Day after the failure, breach or violation giving rise to the Filing Delay Payments is cured. Notwithstanding the foregoing, no Filing Delay Payments shall accrue with respect to any period after the later of (A) the one-year anniversary of the date hereof, and (B) the first date after the Override Exchange Date (or, if the Company fails to deliver an Override Exchange Notice by the two-year anniversary of the Closing Date, the first date after such two-year anniversary) as of which the holders of Securities may sell all of the Securities pursuant to Rule 144 without the requirement for compliance with Rule 144(c) (or successor thereto). In the event the Company fails to make Filing Delay Payments in a timely manner, such Filing Delay Payments shall bear interest, in each case until paid in full, at the rate of one and one-half percent (1.5%) per month, prorated for partial months. For purposes hereof, (i) “Market Value” of any of the Warrant Shares or the Option Shares means the arithmetic average of the Weighted Average Price of the Common Stock on the Principal Market (X) on each of the five (5) Trading Days immediately preceding the date of original issuance of such Warrant Share or Option Share, pursuant to the Warrant or the Investor Share Option, as applicable, or (Y) if not yet issued but issuable upon exercise (without regard to any limitation thereon) of the Warrant or the Investor Share Option, on each of the five (5) Trading Days immediately preceding the date of the failure, breach or violation initially giving rise to the Filing Delay Payments; (ii) “Aggregate Market Value” of the Warrant Shares and the Option Shares held by any holder thereof means the sum of the respective Market Values of all of the Warrant Shares and the Option Shares held by such holder; and (iii) “Trading Days” means any day on which the Common Stock is traded on its Principal Market (as defined in Section 3(s)); provided however, that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade, or actually trades, on its Principal Market for less than 4.5 hours.

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d. [Reserved]

e. Financial Information. The Company agrees to send the following to each Buyer during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are immediately available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of each of its quarterly reports on Form 10-Q and annual reports on Form 10-K (each, a “Periodic Report”), Current Reports on Form 8-K, registration statements (other than on Form S-8) and amendments and supplements to each of the foregoing, (ii) unless immediately available through Bloomberg Financial Markets (or any successor thereto), facsimile copies of all press releases issued by the Company or any of the Subsidiaries, contemporaneously with the issuance thereof, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

f. Internal Accounting Controls. During the Reporting Period, the Company shall, and shall cause each of the Subsidiaries to (i) at all times keep books, records and accounts with respect to all of such Person’s business activities, in accordance with sound accounting practices and GAAP consistently applied, (ii) maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (C) access to assets or incurrence of liability is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences, (iii) timely file and make publicly available on the SEC’s EDGAR system, all certifications and statements required by (M) Rule 13a-14 or Rule 15d-14 under the 1934 Act and (N) Section 906 of Sarbanes Oxley with respect to any Company SEC Documents, (iv) maintain disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the 1934 Act, (v) cause such disclosure controls and procedures to be effective at all times to ensure that the information required to be disclosed by the Company in the reports that it files with or submits to the SEC (X) is recorded, processed, summarized and reported accurately within the time periods specified in the SEC’s rules and forms and (Y) is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure, (vi) maintain internal control over financial reporting required by Rule 13a-14 or Rule 15d-14 under the 1934 Act, and (vii) cause such internal control over financial reporting to be effective at all times and not contain any material weaknesses.

g. Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the aggregate number of shares of Common Stock issuable upon exercise of the Warrant and the Investor Share Option (without regard to any limitations on exercise thereof).

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h. Listing. The Company shall take all actions necessary to cause the Common Stock to remain eligible for quotation on the OTC Bulletin Board, unless listed on a national securities exchange. The Company shall use its reasonable commercial efforts to (i) secure the listing of the Common Stock on a national securities exchange as promptly as reasonably practicable following the first date on which the Company meets the quantitative listing standards therefor and (ii) maintain such listing at all times thereafter. Following such listing, the Company shall not, and shall cause each of the Subsidiaries not to, take any action that would be reasonably expected to result in the delisting or suspension or termination of trading of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(h).

i. Expenses. Subject to Section 9(k) below, at the Closing, the Company shall pay each Buyer a reimbursement amount equal to all such Buyer’s legal, due diligence and other expenses (less such amounts previously paid by the Company) incurred in connection with the Closing, including without limitation fees and expenses of attorneys, investigative and other consultants and travel costs and all other expenses relating to negotiating and preparing the Transaction Documents and consummating the transactions contemplated thereby. The aggregate amount payable to each Buyer pursuant to the preceding sentence at Closing shall be withheld as an off-set by such Buyer from any purchase price to be paid by such Person at Closing pursuant to any Transaction Document or Securities Purchase Document. Additionally, at the Closing, the Company shall pay all of its own legal, due diligence and other expenses, including fees and expenses of attorneys, investigative and other consultants and travel costs and all other expenses, relating to negotiating and preparing the Transaction Documents and consummating the transactions contemplated thereby. In addition to the fee and reimbursement obligations of the Company set forth above in this Section 4(i), and not in limitation thereof, following the Closing, the Company shall promptly reimburse each Buyer, each holder of Securities for all of the respective out-of-pocket fees, costs and expenses incurred thereby in connection with any amendment, modification or waiver of any of the Transaction Documents, the enforcement of such Person’s rights and remedies under any of the Transaction Documents.

j. Disclosure of Transactions and Other Material Information.

(i) Not later than 5:30 p.m. (New York City time) on the second Business Day following the execution and delivery of this Agreement, the Company shall file the Announcing 8-K with the SEC. The “Announcing Form 8-K” (A) shall describe the terms of the transactions contemplated by this Agreement and the other Transaction Documents to which the Company is a party, including the issuance of the Sub Notes and the Warrant, (B) shall include as exhibits to such Form 8-K this Agreement (including the schedules hereto), the form of Sub Note, the form of Warrant and the form of Guaranty and (C) shall include any other information required to be disclosed therein pursuant to any securities laws or other Laws.

(ii) Subject to the agreements and covenants set forth in this Section 4(j), the Company shall not issue any press releases or any other public statements with respect to the transactions contemplated hereby or disclosing the name of any Buyer; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (A) in substantial conformity with the Announcing Form 8-K and contemporaneously therewith and (B) as is required by applicable Law, including as is required by Form 8-K or any successor form thereto (provided that such Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof upon request).

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(iii) The Company represents, warrants and covenants to each Buyer that, from and after the filing of the Announcing Form 8-K with the SEC (subject to Section 4(n)), such Buyer shall not be in possession of any material non-public information received from the Company, any of the Subsidiaries or any of their respective officers, directors, employees or agents. Notwithstanding any provision herein to the contrary, the Company shall not, and shall cause each of the Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Buyer or Investor (as defined in Section 4(k)) with any material non-public information regarding the Company or any of the Subsidiaries from and after the filing of the Announcing Form 8-K with the SEC, without the express prior written consent of such Buyer or Investor. In the event of a breach of the foregoing covenant by the Company, any of the Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, such Buyer or Investor shall have the right to make a public disclosure in the form of a press release, public advertisement or otherwise, of such material non-public information without the prior approval by the Company, the Subsidiaries, or any of its or their respective officers, directors, employees or agents. Buyers shall not have any liability to the Company, the Subsidiaries or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. Notwithstanding anything to the contrary herein, in the event that the Company believes that a notice or communication to any Buyer or Investor contains material, non-public information relating to the Company or any of the Subsidiaries, the Company so shall indicate to such Buyer or Investor contemporaneously with delivery of such notice or communication, and such indication shall provide such Buyer or Investor the means to refuse to receive such notice or communication; and in the absence of any such indication, the holders of the Securities shall be allowed to presume that all matters relating to such notice or communication do not constitute material, non-public information relating to the Company or any of the Subsidiaries. Upon receipt or delivery by the Company or any of the Subsidiaries of any notice in accordance with the terms of the Transaction Documents, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or the Subsidiaries, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, non-public information pursuant to the securities laws.

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k. Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by Buyers or their transferees (each, including any such Buyer, an “Investor”) in connection with a bona fide margin agreement or other bona fide loan secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting any such pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including Section 2(f) of this Agreement. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

l. Notices. From the date of this Agreement until the first date following the Closing Date on which the Sub Notes are no longer outstanding (the “Sub Note Period”), the Company shall and shall cause each of the Subsidiaries to:

(i) Names and Trade Names. Notify Buyers in writing (A) at least thirty (30) days in advance of any change in such Person’s legal name and (B) within ten (10) days of the change of the use of any trade name, assumed name, fictitious name or division name not previously disclosed to all Buyers in writing.

(ii) ERISA Matters. Promptly notify Buyers of (x) the occurrence of any “reportable event” (as defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), which might result in the termination by the Pension Benefit Guaranty Corporation (the “PBGC”) of any employee benefit plan (“Plan”) covering any officers or employees of such Person, any benefits of which are, or are required to be, guaranteed by the PBGC, (y) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor or (z) its intention to terminate or withdraw from any Plan.

(iii) Environmental Matters. Immediately notify Buyers upon becoming aware of any investigation, proceeding, complaint, order, directive, claim, citation or notice with respect to any non-compliance with or violation of the requirements of any Environmental Law by such Person or the generation, use, storage, treatment, transportation, manufacture handling, production or disposal of any Hazardous Materials in violation of the requirements of any Environmental Law or any other environmental, health or safety matter which affects such Person or its business operations or assets or any properties at which such Person has transported, stored or disposed of any Hazardous Materials, unless the foregoing could not reasonably be expected to have a Material Adverse Effect.

(iv) Default; Material Adverse Effect. Promptly advise Buyers of any material adverse change in the business, property, assets, operations or financial condition of such Person, any other Material Adverse Effect, or the occurrence of any Event of Default (as defined in any Note) or the occurrence of any event which, if uncured, will become an Event of Default after notice or lapse of time (or both).

All of the foregoing notices shall be provided by the Company or applicable Subsidiary to such Buyers in writing.

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m. Compliance with Laws and Maintenance of Permits. During the Sub Note Period, the Company shall, and shall cause each of the Subsidiaries to, maintain all governmental consents, franchises, certificates, licenses, authorizations, approvals and permits, the lack of which would reasonably be expected to have a Material Adverse Effect and to remain in compliance with all Laws (including Environmental Laws and Laws relating to taxes, employer and employee contributions and similar items, securities, ERISA or employee health and safety) the failure with which to comply would have a Material Adverse Effect on such Person. Following any determination by Marquis in its sole discretion that there is non-compliance, or any condition which requires any action by or on behalf of the Company or any of the Subsidiaries in order to avoid non-compliance, with any Environmental Law, Marquis may, at the Company’s expense, cause an independent environmental engineer reasonably acceptable to Marquis to conduct such tests of the relevant site(s) as are appropriate and prepare and deliver to Buyers a report setting forth the results of such tests, a proposed plan for remediation and an estimate of the costs thereof, and the Company and/or its applicable Subsidiary(ies) shall promptly undertake such recommended or necessary remedial actions as shall be necessary to avoid a Material Adverse Effect

n. Inspection and Audits. During the Sub Note Period, the Company shall, and shall cause each of the Subsidiaries to, permit the holders of the Warrant and the Sub Notes, or any Persons designated thereby, to call at such Person’s places of business at any reasonable times and upon prior written notice, and, without unreasonable hindrance or delay, to inspect, audit, check and make extracts from such Person’s books, records, journals, orders, receipts and any correspondence and other data relating to such Person’s business or any transactions between the parties hereto, and shall have the right to make such verification concerning such Person’s business as such holder may consider reasonable under the circumstances. Notwithstanding anything to the contrary herein, upon written request to the Company by any such holder, the Company shall promptly provide such holder with any financial, operating or other type of information requested by such holder, subject to such holder’s execution of a confidentiality agreement reasonably acceptable to the Company with respect to such information, which execution shall constitute a waiver, with respect to any material non-public information regarding the Company and the Subsidiaries provided to such holder directly in response to such written request, of the restriction herein on the Company’s disclosure to such holder of material non-public information. The Company shall pay to any such holder all costs and out-of-pocket expenses incurred by such holder in the exercise of its rights hereunder, and all of such fees, costs and expenses shall constitute Indebtedness under the Sub Notes held by such holder, shall be payable on demand by the Company to such holder and, until paid, shall bear interest at the Applicable Interest Rate (as defined in the Sub Notes).

o. Insurance. During the Sub Note Period, the Company shall, and shall cause each of the Subsidiaries to maintain, at its expense, such public liability and third party property damage insurance with companies that regularly insure Persons engaged in businesses similar to that of the Company or applicable Subsidiary, such coverage and the premiums payable in respect thereof to be acceptable in scope and amount to Buyer. Original (or certified) copies of such policies have been or shall be, no later than ten (10) days prior to the Closing Date, delivered to Buyer, together with evidence of payment of all premiums therefor.

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p. [Reserved].

q. Taxes. During the Sub Note Period, the Company shall and shall cause each of the Subsidiaries to file all required tax returns and pay all of its taxes when due, subject to any extensions granted by the applicable taxing authority, including taxes imposed by federal, state or municipal agencies, and shall cause any Liens for taxes to be promptly released; provided, that Person shall have the right to contest the payment of such taxes in good faith by appropriate proceedings so long as (i) the amount so contested is shown on such Person’s financial statements; (ii) the contesting of any such payment does not give rise to a Lien for taxes; (iii) such Person keeps on deposit with the Collateral Agent (such deposit to be held without interest) an amount of money which, in the sole judgment of the Collateral Agent, is sufficient to pay such taxes and any interest or penalties that may accrue thereon; and (iv) if such Person fails to prosecute such contest with reasonable diligence, the Collateral Agent may apply the money so deposited in payment of such taxes. If the Company or a Subsidiary fails to pay any such taxes (other than taxes not yet due, subject to an extension or subject to a contest) and in the absence of any such contest by such Person, holders of the Warrant or Sub Notes may (but shall be under no obligation to) advance and pay any sums required to pay any such taxes and/or to secure the release of any Lien therefor, and any sums so advanced by such holders shall constitute Indebtedness of the Company to such holders, shall be payable by the Company to such holders on demand, and, until paid, shall bear interest at the Applicable Interest Rate (as defined in the Sub Notes).

r. Intellectual Property. During the Reporting Period, the Company shall and shall cause each of the Subsidiaries to maintain adequate licenses, patents, patent applications, copyrights, service marks and trademarks to continue its business as presently proposed to be conducted by it (including as described to Buyers prior to the date hereof) or as hereafter conducted by it, unless the failure to maintain any of the foregoing would not reasonably be expected to have a Material Adverse Effect.

s. Patriot Act, Investor Secrecy Act and Office of Foreign Assets Control. As required by federal law and each Buyer’s policies and practices, Buyers may need to obtain, verify and record certain customer identification information and documentation in connection with opening or maintaining accounts, or establishing or continuing to provide services, and, from the date of this Agreement until the end of the Reporting Period, the Company agrees to, and shall cause each of the Subsidiaries to, provide such information to Buyers.

t. Drilling Title Opinions. During the Sub Note Period, prior to the Company’s or any of the Subsidiaries’ drilling on any of the Real Property, the Company or such Subsidiary will obtain a customary drilling title opinion with respect to such drillsite. Upon written request to the Company by a Buyer, the Company shall promptly provide such Buyer with a copy of such drilling title opinion, subject to such Buyer’s execution of a confidentiality agreement reasonably acceptable to the Company with respect thereto; provided, however, that any such request shall constitute a waiver, with respect to any material non-public information regarding the Company and the Subsidiaries contained in such drilling title opinion, of the restriction herein on the Company’s disclosure to such Buyer of material non-public information.

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u. [Reserved].

v. [Reserved].

w. Subsidiary Restrictions.

(i) Excluded Subsidiaries. The Company shall sell, transfer or otherwise divest itself of all interests in the Excluded Subsidiaries in a transaction that is negotiated on an arm’s length basis, is on terms and conditions that the Company reasonably believes are no less favorable to the Company than those that would have been obtained on an arm’s length basis from a third party that is not a Related Party (the “Divestiture”), as soon as reasonably practicable after the Closing Date and following the Divestiture shall have no interest in, or obligations with respect to, any of the assets or liabilities of the Excluded Subsidiaries or the businesses thereof. The Company shall not incur, or be subject to, any expense or liability in connection with the Divestiture. As of the date hereof and at all times thereafter, no Excluded Subsidiary (while it remains a Subsidiary) (A) shall employ any employees, (B) shall engage in any business operations or other activities, or (C) except for the Permitted Insurance Sub Accounts and the Permitted Insurance Sub Funds, shall have, or be authorized to maintain, any bank account, brokerage account or other account with any financial institution, or possess any cash or have, or be authorized to have, any other means to acquire cash or to use or spend cash or credit or lease, own or otherwise possess any properties or assets (other than the insurance licenses held as of the date hereof). At no time prior to the Divestiture shall any additional monies or funds shall be deposited, or be permitted to be deposited, into the Permitted Insurance Sub Account. As used in this Agreement, the “Permitted Insurance Sub Accounts” means the bank accounts of the Excluded Subsidiaries listed on Schedule 3(u) as each such account exists as of the date of this Agreement; and “Permitted Insurance Sub Funds” means funds in the Permitted Insurance Sub Accounts necessary to capitalize the Excluded Subsidiaries for purposes of maintaining their insurance license, in an amount not in excess of $135,000.

(ii) Velocity Subsidiaries. As of the date hereof and at all times thereafter until the first date on which (I) all Liens on the assets of the Velocity Subsidiaries in favor of Amaroil, LLC and evidenced by UCC financing statements filed with the Delaware Department of State as of May 5, 2005 have been terminated and (II) the Collateral Agent has a valid perfected first priority security interest on all of the assets of the Velocity Subsidiaries (such date, the “Velocity Lien Clearance Date”), no Velocity Subsidiary (while it remains a Subsidiary) shall (A) employ any employees, (B) engage in any business operations or other activities, (C) have or be authorized to maintain, any bank account, brokerage account or other account with any financial institution, (D) possess any cash or have, or be authorized to have, any other means to acquire cash or to use or spend cash or credit, or (E) lease, own or otherwise possess any properties or assets (other than any licenses or permits held as of the date hereof). At no time prior to the Velocity Lien Clearance Date shall any additional monies or funds shall be deposited, or be permitted to be deposited, into any account of any Velocity Subsidiary. The Company shall cause the Velocity Lien Clearance Date to be no later than twenty-five (25) calendar days after the Closing Date.

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For purposes of this Agreement and the other Transaction Documents, “Included Subsidiaries” means all of the Subsidiaries other than the Excluded Subsidiaries and, prior to the Velocity Lien Clearance Date, the Velocity Subsidiaries.

x. Further Instruments and Acts. From the date of this Agreement until the end of the Reporting Period, upon request of any Buyer or Investor, and the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Agreement and the other Transaction Documents.

y. Additional Financial Information. The Company shall deliver to each Buyer, on the Closing Date. a pro forma consolidated balance sheet (the “Pro Forma Balance Sheet”) of the Company and the Subsidiaries dated as of the date of the Latest Balance Sheet, that gives effect to the transactions contemplated by this Agreement, each of the other Transaction Documents, the Securities Purchase Agreement and the other agreements and instruments contemplated thereby, as occurring on or as of the Closing Date. The Company represents and warrants to Buyers that the Pro Forma Balance Sheet, (i) shall fairly present such pro forma financial position, (ii) shall be prepared based upon assumptions that provide a reasonable basis for presenting the effects of such transactions, and the pro forma adjustments shall give appropriate effect to such assumptions, (iii) shall be based upon financial information prepared in accordance with GAAP, (iv) shall be consistent with the books and records of the Company and the Subsidiaries (which shall be true, accurate and complete) and (v) shall fairly present such information as of the date presented.

z. Cancellation of Old Notes. The Company shall, immediately following the Closing, cause the Old Notes surrendered by Longview in exchange for the Longview Note to be irrevocably cancelled and retired in their entirety.

aa. Repayment of North Texas Demand Note. Contemporaneously with the Closing, the Company shall cause North Texas to (and North Texas shall) repay in full (including all outstanding principal of, and accrued interest on) those certain demand notes, dated October 30, 2008 and November 7, 2008, in the original aggregate principal amount of $125,000, issued by North Texas to Marquis. Such amount shall be withheld by Marquis as an offset against the purchase price payable by Marquis pursuant to the Securities Purchase Agreement.

bb. Release of Liens. Contemporaneously with the Closing, Marquis shall cause Viking Asset Management, LLC, as collateral agent, to release all of its Liens on the assets of North Texas securing the Indebtedness under the North Texas Note and Longview shall cause Viking Asset Management, LLC, as collateral agent, to release all of its Liens on the assets of the Company and the Subsidiaries securing the Indebtedness under the Old Notes, in each case by delivering to the Company such instruments as shall be reasonably necessary to effect such release.

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cc. Surrender of Old Warrant. No later than five (5) Business Days after the Closing Date, Longview shall deliver the Old Warrant to the Company, for cancellation with respect to 3,000,000 shares of the Common Stock subject thereto, and the Company shall, within five (5) Business Days of the date of such delivery, deliver to Longview a new warrant, duly executed by the Company, containing the same terms and conditions, and in the same form, as the Old Warrant (such new warrant, the “New Longview Warrant”), except that the New Longview Warrant shall represent the right to purchase 1,958,678 shares (subject to adjustment as provided therein) of Common Stock.

5. NEGATIVE COVENANTS

a. Prohibition Against Variable Priced Securities. During the Reporting Period, the Company shall not in any manner issue or sell any Options (as defined in Section 3(ff)) or Convertible Securities (as defined in Section 3(ff) that are convertible into or exchangeable or exercisable for shares of Common Stock at a price that varies or may vary with the market price of shares of Common Stock, including by way of one or more resets to a fixed price or increases in the number of shares of Common Stock issued or issuable, or at a price that upon the passage of time or the occurrence of certain events automatically is reduced or is adjusted or at the option of any Person may be reduced or adjusted, whether or not based on a formulation of the then current market price of the Common Stock. Notwithstanding the foregoing, this Section 5(a) shall not prohibit the issuance of Options or Convertible Securities that contain customary anti dilution provisions that are no more favorable to the holder thereof than those contained in the Warrant.

b. Status. During the Reporting Period, the Company shall not, nor will it permit any of the Subsidiaries to, become a USRPHC; and upon any Buyer’s request, the Company shall inform such Buyer whether any of the Securities then held by such Buyer constitute a U.S. real property interest pursuant to Treasury Regulation Section 1.897-2(h) without regard to Treasury Regulation Section 1.897-2(h)(3).

c. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive it from paying all or any portion of any principal of, or interest or premium on any of the Sub Notes as contemplated herein or therein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of any of the Transaction Documents; and the Company (to the extent it may lawfully do so), on behalf of itself and the Subsidiaries, hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to any Buyer, but will suffer and permit the execution of every such power as though no such law has been enacted.

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d. Payment Restrictions Affecting Subsidiaries. During the Sub Notes Period, (i) the Company shall not, nor will it permit any of the Subsidiaries to, enter into or assume any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for an obligation, except to the extent any such agreement provides for Permitted Liens; and (ii) except as provided herein, the Company shall not and shall not cause or permit the Subsidiaries to directly or indirectly create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction of any kind on the ability of any such Subsidiary to: (1) pay dividends or make any other distribution on any of such Person’s Capital Stock owned by the Company or any other Subsidiary; (2) pay any Indebtedness owed to the Company or any other Subsidiary; (3) make loans or advances to the Company or any other Subsidiary; or (4) transfer any of its property or assets to the Company or any other Subsidiary.

e. Prepayments. During the Reporting Period, the Company shall not, nor will it permit any of the Subsidiaries to (i) prepay any Indebtedness that is in parity with or subordinate to the Sub Notes by structure or contract, or (ii) repay, redeem or make any other payment with respect to any of the Vandenberg Indebtedness (including any principal thereof or interest or premium thereon).

f. Indebtedness. During the Sub Notes Period, the Company shall not, and shall cause each of the Subsidiaries not to, create, incur, assume, extend the term of, become obligated on or suffer to exist (directly or indirectly), any Indebtedness other than Indebtedness under the Senior Notes and the Sub Notes, except that the Company and the Included Subsidiaries may, after the Closing, (i) incur non-convertible Indebtedness for borrowed money in an aggregate principal amount outstanding not in excess of $3,000,000, but only to the extent (A) a subordination agreement in favor of and in form and substance satisfactory to Marquis in its sole and absolute discretion is executed and delivered to Marquis with respect thereto (which subordination agreement shall prohibit payments in respect of such subordinated Indebtedness for so long as any Sub Notes are outstanding), (B) the terms of such subordinated Indebtedness does not require or permit payment of principal thereon until at least ninety (90) days after the Maturity Date of any outstanding Sub Note, and (C) such subordinated Indebtedness is not secured by any of the assets of the Company or any of the Subsidiaries; (ii) incur purchase money Indebtedness or Capital Lease Obligations in an aggregate amount not to exceed $200,000 outstanding at any time; (iii) incur unsecured intercompany Indebtedness amongst the Company and one or more of its directly or indirectly wholly-owned domestic Included Subsidiaries that is a party to, and in compliance with, the Security Agreement and the Guaranty, to the extent such Indebtedness is evidenced by a promissory note that has been pledged to the Collateral Agent; (iv) incur Indebtedness of the Company and the Included Subsidiaries for taxes, assessments, municipal or governmental charges not yet due; (v) incur obligations of itself and its subsidiaries resulting from endorsements for collection or deposit in the ordinary course of business; (vi) incur unsecured account trade payables that are (W) entered into or incurred in the ordinary course of the Company’s and the Included Subsidiaries’ business, (X) on terms that require full payment within ninety (90) days from the date entered into or incurred, (Y) not unpaid in excess of ninety (90) days from the date entered into or incurred, or are being contested in good faith and as to which such reserve as is required by GAAP has been made, and (Z) not exceeding at any one time an aggregate amount among the Company and its Included Subsidiaries of $500,000; (vii) suffer to exist the FNBW Indebtedness; and (viii) suffer to exist the Vandenberg Indebtedness.

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g. Liens. During the Sub Notes Period, the Company shall not, and shall cause each of the Subsidiaries not to, grant or suffer to exist (voluntarily or involuntarily) any Lien, claim, security interest or other encumbrance whatsoever on any of its assets, other than Permitted Liens.

h. [Reserved].

i. Corporate Existence; Leases. During the Reporting Period, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets (including, for the avoidance of any doubt, all or substantially all of the assets of the Subsidiaries in the aggregate), except in the event of a merger or consolidation or sale or transfer of all or substantially all of the Company’s assets (including, for the avoidance of any doubt, all or substantially all of the assets of the Subsidiaries in the aggregate) where (i) the surviving or successor entity in such transaction (A) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (B) is a publicly traded corporation whose common stock is quoted on the Principal Market or listed on a national securities exchange, (ii) immediately before and immediately after giving effect to such transaction, no Event of Default (as defined in the Senior Notes) shall have occurred and be continuing, and (iii) immediately before and immediately after giving effect to such transaction, there shall not be a Financial Covenant Test Failure (as defined in the Senior Notes), and if such transaction had occurred as of the last day of the period covered by the most recently filed Periodic Report, there would not have been a Financial Covenant Test Failure.

j. Restrictions on Loans; Investments; Subsidiary Equity. During the Sub Notes Period, the Company shall not, and shall not permit any of the Subsidiaries to, (i) except for Permitted Investments (as defined herein) in which the holders of the Senior Notes have a valid, perfected first priority security interest and except that the Company may consummate one or more Agreed Acquisitions (as defined in the Securities Purchase Agreement) as provided in Section 4(d) of the Securities Purchase Agreement, make any loans to, or investments in, any other person or entity, including through lending money, deferring the purchase price of property or services (other than trade accounts receivable on terms of ninety (90) days or less), purchasing any note, bond, debenture or similar instrument, entering into any letter of credit, guaranteeing (or taking any action that has the effect of guaranteeing) any obligations of any other person or entity, or acquiring any equity securities of, or other ownership interest in, or making any capital contribution to any other entity, other than unsecured intercompany indebtedness permitted by Section 5(f) (and not otherwise prohibited hereunder) and capital contributions to Included Subsidiaries incident to the formation and capitalization of such Included Subsidiaries in accordance with this Agreement and limited to de minimis amounts necessary to form and capitalize such Included Subsidiaries, (ii) invest in, participate in, lease, purchase, obtain or otherwise acquire any real property, facilities, or oil, gas or other mineral drilling, exploration or development rights, concessions, working interests or participation interests (collectively, “Interests”) in which Buyers are not provided with a valid, perfected first priority security interest in such Interests, or (iii) issue, transfer or pledge any Capital Stock or equity interest in any Subsidiary to any Person other than the Company. “Permitted Investments” means any investment in (A) direct obligations of the United States or obligations guaranteed by the United States, in each case which mature and become payable within ninety (90) days of the investment by the Company or any Included Subsidiary, (B) commercial paper rated at least A-1 by Standard & Poor’s Ratings Service and P-1 by Moody’s Investors Services, Inc., (C) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized under the laws of the United States or any State thereof and has capital, surplus and undivided profits aggregating at least $250,000,000 and which issues (or the parent of which issues) certificates of deposit or commercial paper with a rating described in clause (B) above, in each case which mature and become payable within ninety (90) days of the investment by the Company or any Included Subsidiary, (D) repurchase agreements with respect to securities described in clause (A) above entered into with an office of a bank or trust company meeting the criteria specified in clause (C) above, provided in each case that such investment matures and becomes payable within ninety (90) days of the investment by the Company or any Included Subsidiary, or (E) any money market or mutual fund which invests only in the foregoing types of investments and the liquidity of which is satisfactory to the Secured Party (as defined in the Security Agreement).

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k. [Reserved].

l. Affiliate Transactions. During the Reporting Period, the Company shall not, and shall cause each of the Subsidiaries not to, enter into, amend, modify or supplement any transaction, contract, agreement, instrument, commitment, understanding or other arrangement with any Related Party, except for transactions with the Collateral Agent (as defined in the Securities Purchase Agreement) and intercompany transactions between or among the Company and its wholly-owned Included Subsidiaries, in each case as permitted (and not otherwise prohibited) hereunder, and customary employment arrangements and benefit programs, on reasonable terms, that are not otherwise prohibited by this Agreement.

m. [Reserved].

n. Executive Compensation. During the Reporting Period, the Company shall not, and shall cause each of the Subsidiaries not to, pay any salary, bonus, management, consulting, incentive or other compensation, or provide any perquisites or benefits, to any of the Company’s executive officers except as set forth in their respective employment agreements and shall not modify or amend any such employment agreement.

o. Limitation on Sale and Leaseback Transactions. During the Reporting Period, the Company shall not, and shall cause each of the Subsidiaries not to, directly or indirectly, enter into any arrangement with any Person whereby in a substantially contemporaneous transaction the Company or any of the Subsidiaries sells or transfers all or substantially all of its right, title and interest in an asset and, in connection therewith, acquires or leases back the right to use such asset.

p. Investment Company. During the Reporting Period, the Company shall not become an “investment company,” a company controlled by an “investment company,” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940.

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q. Leases. During the Sub Notes Period, the Company shall not, and shall cause each of the Subsidiaries not to, amend, modify, violate, breach or default under in any respect, or take or fail to take any action that (with or without notice or lapse of time or both) would constitute a violation or breach of, or default under, any term or provision of, or would result in a reversion of rights to a Person under, any Real Property Lease to which the Company or any of the Subsidiaries is a party, except to the extent such amendment, modification, violation, breach or default, action or in-action could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

r. Restriction on Purchases or Payments. During the Sub Notes Period, the Company shall not, and shall cause each of the Subsidiaries not to, (i) declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any Capital Stock or split, combine or reclassify any Capital Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any Capital Stock; provided however, that any Included Subsidiary may declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any of its Capital Stock that is held solely by the Company or by a domestic Included Subsidiary, provided that all of the equity of such domestic Included Subsidiary is directly or indirectly owned by the Company, such domestic Included Subsidiary is controlled by the Company and such domestic Included Subsidiary is a party to the Guaranty (as defined in the Securities Purchase Agreement) and the Security Agreement, or (ii) purchase, redeem or otherwise acquire, directly or indirectly, any shares of the Company’s Capital Stock or the Capital Stock of any of the Subsidiaries.

s. No Avoidance of Obligations. During the Reporting Period, the Company shall not, and shall cause each of the Subsidiaries not to, enter into any agreement which would limit or restrict the Company’s or any of the Subsidiaries’ ability to perform under, or take any other voluntary action to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it under, this Agreement, the Senior Notes or the other Transaction Documents.

t. [Reserved].

u. Limits on Additional Issuances. Neither the Company nor any Subsidiary shall, in any manner, until at least 180 days after the Closing Date, issue or sell any Common Stock, Convertible Securities or Options (the “Equity Limitation”) or file any registration statement. The Equity Limitation shall not apply to (i) any transaction involving the Company’s issuances of securities (A) as consideration in a merger or consolidation (the primary purpose or material result of which is not to raise or obtain equity capital or cash), (B) in connection with any strategic partnership or joint venture (the primary purpose or material result of which is not to raise or obtain equity capital or cash), or (C) as consideration for the acquisition of a business, product, license or other assets by the Company (the primary purpose or material result of which is not to raise or obtain equity capital or cash) or (ii) Exempted Issuances (as defined in the Warrant).

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v. No Integrated Offering. Neither the Company nor any of the Subsidiaries, nor any Affiliates of the foregoing or any Person acting on the behalf of any of the foregoing, shall, directly or indirectly, make any offers or sales of any security or solicit any offers to purchase any security, under any circumstances that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or the rules or requirements of any regulatory or self-regulatory authority.

w. Regulation M. Neither the Company, nor any of the Subsidiaries nor any Affiliates of the foregoing will take any action prohibited by Regulation M under the 1934 Act, in connection with the offer, sale and delivery of the Securities contemplated hereby.

x. Fundamental Changes; Line of Business. During the Reporting Period, the Company shall not, and shall not permit any of the Subsidiaries to, (i) except as contemplated by Section 4(z) of the Securities Purchase Agreement, amend its organizational documents or change its fiscal year unless (A) such actions could not reasonably be expected to have a Material Adverse Effect; (B) such actions would not adversely affect any Buyer or any Buyer’s rights and remedies under this Agreement and the other Transaction Documents; and (C) each Buyer has received at least ten (10) days prior written notice of such amendment or change; or (ii) engage in any business other than the business currently conducted by the Company and the Subsidiaries, as disclosed in the Company's annual report on Form 10-K for the year ended December 31, 2007, and the business currently conducted by North Texas.

6. CONDITIONS TO THE OBLIGATION OF THE COMPANY TO ISSUE. The obligation of the Company to issue the Marquis Note and the Warrant to Marquis and the Longview Note to Longview at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing Buyers with prior written notice thereof:

a. Each Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

b. Marquis shall have delivered to the Company the North Texas Shares, including stock powers executed in blank, and the North Texas Note (which thereafter shall be of no further force or effect and shall be cancelled on the books and records of North Texas) as consideration for the Marquis Note and the Warrant being acquired by Marquis at the Closing.

c. Longview shall have delivered to the Company the Old Notes as consideration for the Longview Note being acquired by Longview at the Closing.

d. Marquis shall have delivered to the Company true and correct copies of North Texas’ Articles of Incorporation and Bylaws, and all other books and records of North Texas.

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e. The representations and warranties of each Buyer herein shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and such Buyer shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date. The Company shall have received a certificate of such Buyer, dated as of the Closing Date, to the foregoing effect.

7. CONDITIONS TO THE OBLIGATION OF THE BUYERS TO ACQUIRE. The obligation of any Buyer to acquire the Sub Notes (and in the case of Marquis, the Warrant) from the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Buyer’s sole benefit and may be waived only by such Buyer at any time in their sole discretion by providing the Company with prior written notice thereof:

a. Each of the Company and each other Person (other than such Buyer) party to the Transaction Documents (other than the Sub Notes and Warrant) shall have executed and delivered the same to such Buyer.

b. The representations and warranties of the Company herein and in all Transaction Documents shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Buyers shall have received a certificate, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by Buyers.

c. Longview shall have received from the Company a payment of $1,000,000 toward the aggregate outstanding principal amount under the Old Notes.

d. Each Buyer shall have received the opinion(s) of Duane Morris LLP, dated as of the Closing Date, which opinion(s) will collectively address, among other things, certain federal laws and the laws of the States of Delaware and New York applicable to the transactions contemplated hereby, in form, scope and substance reasonably satisfactory to such Buyer.

e. The Company shall have executed and delivered to such Buyer the Sub Note being acquired by such Buyer and, in the case of Marquis, the Warrant.

f. The Board and the board of directors (or other governing body) of each of the Subsidiaries shall have adopted, and not rescinded or otherwise amended or modified, resolutions consistent with Section 3(b) above and in a form reasonably acceptable to Buyers (the “Resolutions”).

g. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting (A) the exercise of the Warrant and (B) the exercise of the Investor Share Option, at least 5,550,000 shares of Common Stock (such number to be adjusted for any stock splits, stock dividends, stock combinations or other similar transactions involving the Common Stock that are effective at any time after the date of this Agreement).

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h. The Company shall have delivered to Buyers a certificate evidencing the incorporation (or other organization) and good standing of the Company and each Subsidiary in such entity’s state or other jurisdiction of incorporation or organization issued by the Secretary of State (or other applicable authority) of such state or jurisdiction of incorporation or organization as of a date within sixteen (16) days of the Closing Date.

i. The Company shall have delivered to Buyers a secretary’s certificate, dated as of the Closing Date, certifying as to (A) the Certificate of Incorporation, certified as of a date within ten (10) days of the Closing Date, by the Secretary of State of Delaware, (B) the Bylaws of the Company, (C) the Resolutions, (D) the certificate or articles of incorporation or other organizational documents of each of the Company’s Subsidiaries, each certified as of a date within ten (10) days of the Closing Date, by the Secretary of State of the state of such entity’s jurisdiction of incorporation or organization, and (E) the bylaws or other similar documents of each of the Company’s Subsidiaries, each as in effect at the Closing.

j. The Company shall have delivered to Buyers a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) days of the Closing Date.

k. As of the Closing Date, the Company shall have delivered to Buyers the Pro Forma Balance Sheet required by Section 4(y).

l. The Company shall have made all filings under all applicable securities laws necessary to consummate the issuance of the Securities (including the Sub Notes) pursuant to this Agreement at the Closing in compliance with such laws.

m. The Company shall not have made any public announcement regarding the transactions contemplated by the Agreement prior to the Closing.

n. The Company shall have delivered to Buyers drilling title opinions, in form and substance acceptable to Buyers, with respect to all of each Real Property that is producing, or on which drilling has commenced or is imminent for, oil, gas, minerals and/or other hydrocarbons (the “Producing Property”).

o. The Company shall have delivered to Buyers “landman reports,” in form and substance acceptable to Buyers, with respect to each Real Property (other than the Producing Property).

p. The Company shall have delivered to Buyers such other documents relating to the transactions contemplated by this Agreement as Buyers or their counsel may reasonably request.

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8. INDEMNIFICATION.

a. In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s and the Subsidiaries’ other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless such Buyer and each other holder of the Securities and all of their stockholders, partners, officers, directors, members, managers, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitees is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitees as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company or any of the Subsidiaries in any of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of the Company or any of the Subsidiaries contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (iii) any cause of action, suit or claim brought or made by any party (other than a cause of action, suit or claim that is brought or made by the Company on its own behalf and is not a stockholder derivative action, suit or claim) against such Indemnitees and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents in accordance with the terms thereof or any other certificate, instrument or document contemplated hereby or thereby in accordance with the terms thereof (other than a cause of action, suit or claim brought or made against an Indemnitee by such Indemnitee’s owners, investors or Affiliates), (iv) any other transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (v) the status of such Buyer or holder of the Securities as an investor in the Company (other than a cause of action, suit or claim brought by the Company against such Buyer or holder relating to a breach of any representation or warranty made by such Buyer or holder herein). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

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b. Promptly after receipt by an Indemnitee under this Section 8 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving any Indemnified Liabilities, such Indemnitee shall, if any claim for Indemnified Liabilities in respect thereof is to be made against the Company under this Section 8, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee, as the case may be. In any such proceeding, any Indemnitee may retain its own counsel, but, except as provided in the following sentence, the fees and expenses of that counsel will be at the expense of that Indemnitee, as the case may be, unless (i) the Company and the Indemnitee, as applicable, shall have mutually agreed to the retention of that counsel, (ii) the Company does not assume the defense of such proceeding in a timely manner or (iii) in the reasonable opinion of counsel retained by the Company, the representation by such counsel for the Indemnitee and the Company would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel (plus any local counsel) for the Investors, and such legal counsel shall be selected by Investors holding at least 2/3 in interest of the outstanding Sub Notes (or, if no Sub Notes are outstanding, of the outstanding Warrant). The Indemnitee shall cooperate fully with the Company in connection with any negotiation or defense of any such action by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action. The Company shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not the Indemnitee is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such litigation and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve such Company of any liability to the Indemnitee under this Section 8, except to the extent that the Company is prejudiced in its ability to defend such action.

c. The indemnification required by this Section 8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

d. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnitee against the Company or others, and (ii) any liabilities the Company may be subject to pursuant to the law.

9. GOVERNING LAW; MISCELLANEOUS.

a. Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the New York City, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties acknowledge that each Buyer has executed each of the Transaction Documents to be executed by it in the State of New York and will have made the payment of any purchase price to be paid by it on the Closing Date pursuant to any Transaction Document from its bank account located in the State of New York. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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b. Counterparts. This Agreement and any amendments hereto may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. At the request of any party each other party shall promptly re-execute an original form of this Agreement or any amendment hereto and deliver the same to the other party. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

47

e. Entire Agreement; Amendments. This Agreement, together with the other Transaction Documents, supersedes all other prior oral or written agreements between each Buyer, the Company, the Subsidiaries, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, together with the other Transaction Documents and the other instruments referenced herein and therein, contains the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor such Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. As of the date of this Agreement, there are no unwritten agreement between the parties with respect to the matters discussed herein. No provision of this Agreement may be amended, modified or supplemented other than by an instrument in writing signed by the Company and the Buyers that purchased at least two-thirds (2/3) of the aggregate original principal amount of the Sub Notes on the Closing Date or, if prior to the Closing Date, by the Buyers listed on the Schedule of Buyers as being obligated to purchase at least two-thirds (2/3) of the aggregate original principal amount of the Sub Notes. Any such amendment shall bind all holders of the Notes and the Warrant. No such amendment shall be effective to the extent that it applies to less than all of the Notes or Warrant then outstanding.

f. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Sonterra Resources, Inc.
523 North Sam Houston Parkway East, Suite 175
Houston, Texas 77060
Facsimile: 281-741-0895
Attention: D. E. Vandenberg

With a copy to:

Duane Morris LLP
3200 Southwest Freeway, Suite 3150
Houston, Texas 77027
Facsimile: 713-402-3901
Attention: Charles E. Harrell

If to Longview Marquis Master Fund, L.P.:

Longview Marquis Master Fund, L.P., a British Virgin Island limited partnership
c/o Viking Asset Management, LLC
600 Montgomery Street, 44th Floor
San Francisco, CA 94111
Facsimile: 415-981-5301
Attention: Peter T. Benz

48

With copies to:

Summerline Asset Management, LLC
70 West Red Oak Lane, 4th Floor
White Plains, New York 10604
Facsimile: (914) 697-4767
Attention: Robert J. Brantman

and:

Katten Muchin Rosenman LLP
525 W. Monroe Street
Chicago, Illinois 60661-3693
Facsimile: (312) 902-1061
Attention: Mark D. Wood, Esq.

If to The Longview Fund, L.P.:

The Longview Fund, L.P., a California limited partnership
c/o Viking Asset Management, LLC
600 Montgomery Street, 44th Floor
San Francisco, CA 94111
Facsimile: 415-981-5301
Attention: S. Michael Rudolph

With a copy to:

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Facsimile: (212) 697-3575
Attention: Edward M. Grushko

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice to the other party at least five (5) Business Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

49

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least two-thirds (2/3) of the aggregate principal of the Sub Notes then outstanding, including by merger or consolidation. Buyers may assign some or all of their rights hereunder without the consent of the Company; provided, however, that any such assignment shall not release a Buyer from its obligations hereunder unless such obligations are assumed by such assignee (as evidenced in writing) and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained in the Transaction Documents, Buyers shall be entitled to pledge the Securities in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities.

h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Section 8 hereof, each Indemnitee, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

i. Survival. Unless this Agreement is terminated under Section 9(k), the representations and warranties of the Company and Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification and contribution provisions set forth in Section 8, shall survive the Closing. The Company acknowledges and agrees that the provisions of Section 15 of the Sub Notes shall survive the redemption, repayment or surrender of such Sub Notes.

j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k. Termination. In the event that the Closing shall not have occurred on or before the third Business Day following the date of this Agreement due to the Company’s or Buyers’ failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party (i.e., the Company in the case of a breach by a Buyer, and any Buyer in the case of a breach by the Company) shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 9(k), the Company shall be obligated to pay each Buyer (so long as such Buyer is not a breaching party) its transaction fees and reimbursement amounts as set forth in Section 4(i) as if such Buyer had purchased the Sub Notes (and in the case of Marquis, the Warrant).

l. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

50

m. Remedies. Buyers and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that Buyers and holders have been granted at any time under any other agreement or contract and all of the rights that Buyers and holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without any requirement to post a bond or other security or prove actual damages, which requirements each of the parties waives to the fullest extent permitted by Law), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

n. Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever a Buyer exercises a right, election, demand or option under a Transaction Document and the Company or any of the Subsidiaries does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

o. Payment Set Aside. To the extent that the Company or any of the Subsidiaries makes a payment or payments to a Buyer pursuant to this Agreement, the Sub Notes, the Guaranty or any other Transaction Document or a Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company or any of the Subsidiaries, by a trustee, receiver or any other Person under any law (including any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

p. Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent in the form attached hereto as Exhibit F (the “Irrevocable Transfer Agent Instructions”), and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or its nominee(s), for Warrant Shares upon exercise of the Warrant or Option Shares upon exercise of the Investor Share Option (as applicable), in such amounts as specified from time to time by each Buyer to the Company. On or before November 14, 2008, the Company shall deliver to each Buyer a fully executed copy of the Irrevocable Transfer Agent Instructions (including execution by the Company’s transfer agent). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 9(p) and stop transfer instructions to give effect to Section 2(g) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. If any Buyer provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act or such Buyer provides the Company with reasonable assurance that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer and, in the case of the Warrant Shares or the Option Shares, promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Buyer by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 9(p) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 9(p), that each Buyer shall be entitled, in addition to all other available remedies, to an injunctive order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

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q. Interpretative Matters. Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (b) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, and (d) the use of the word “including” in this Agreement shall be by way of example rather than limitation. All references herein and in each of the other Transaction Documents to “dollars” or “$” shall mean the lawful money of the United States of America.

r. Independent Nature of the Buyers. The obligations of each Buyer hereunder are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer hereunder. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The decision of each Buyer to acquire the Securities pursuant to this Agreement has been made by such Buyer independently of any other Buyer and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of the Subsidiaries which may have been made or given by any other Buyer or by any agent or employee of any other Buyer, and no Buyer or any of its agents or employees shall have any liability to any other Buyer (or any other Person or entity) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each Buyer shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, the Bridge Notes and the other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

s. Waiver of Old Warrant Anti-Dilution Provisions. Longview hereby waives any adjustment to the Warrant Exercise Price (as defined in the Old Warrant (and in the New Longview Warrant)), or to the number of shares of Common Stock issuable upon exercise of the Old Warrant (or of the New Longview Warrant), pursuant to Section 8 of the Old Warrant (or of the New Longview Warrant), solely to the extent that such adjustment would directly result from the Company’s issuance of the Warrant, the Warrant Shares, the Sub Notes, the Option Shares, the Warrants (as defined in the Securities Purchase Agreement), the Warrant Shares (as defined in the Securities Purchase Agreement), the Override Exchange Shares or the Conversion Shares, all in accordance with the terms and conditions set forth in this Agreement, the Securities Purchase Agreement, the Warrants and the Sub Notes.

52

IN WITNESS WHEREOF, Buyers and the Company have caused this Securities Exchange Agreement to be duly executed as of the date first written above.

COMPANY:

SONTERRA RESOURCES, INC., a Delaware corporation

By:	/s/ D. E. Vandenberg
Name:	D. E. Vandenberg
Title:	President

BUYERS:

LONGVIEW MARQUIS MASTER FUND, L.P., a British Virgin Island limited partnership

By: Viking Asset Management, LLC
Its: Investment Adviser

By:	/s/ Peter T. Benz
Name:	Peter T. Benz
Title:	Chairman

THE LONGVIEW FUND, L.P., a California limited partnership

By: Viking Asset Management, LLC
Its: Investment Adviser

By:	/s/ S. Michael Rudolph
Name:	S. Michael Rudolph
Title:	Chief Financial Officer

53

SCHEDULE 2A(b)

Pursuant to the Senior Management Agreement (the “Trout Agreement”), dated as of April 15, 2008, between North Texas Drilling Services, Inc. (“North Texas”) and Jerry Trout, Nort Texas’ President (“Trout”), North Texas agreed to issue to Trout 150 restricted shares of North Texas’ common stock.  The restricted shares have not yet been issued.  If the restricted shares are issued, 50 of them will vest on each of the first, second, and third anniversaries of the Trout Agreement, unless Trout is terminated prior to such respective vesting dates.  Under the Trout Agreement, either party may terminate the Trout Agreement upon 30 days prior written notice.

SCHEDULE 2A(c)

North Texas Financial Information

NORTH TEXAS DRILLING
SERVICES, INC.

Reviewed Financial Statements
For the Quarter Ended September 30, 2008

NORTH TEXAS DRILLING SERVICES, INC.
(a Texas Corporation)

To the Board of Directors
North Texas Drilling Services, Inc.
Weatherford, Texas

We have reviewed the accompanying balance sheet of North Texas Drilling Services, Inc., (a Texas Corporation) as of September 30, 2008, and the related statements of income, stockholder’s equity and cash flows for the quarter then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of North Texas Drilling Services, Inc.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Snow, Garrett & Company, CPA's
October 27, 2008

1207 Santa Fe Drive • Weatherford, Texas 76086 • 817-596-9301 • Fax: 817-596-9304

NORTH TEXAS DRILLING SERVICES, INC.
(a Texas Corporation)
Balance Sheet
September 30, 2008

ASSETS
Current Assets
Cash and cash equivalents	$44,304
Accounts receivable	175,650

Total current assets	219,954

Property, Plant and Equipment - at Cost	5,223,722
Less accumulated depreciation	(456,591)

Total property and equipment	4,767,131
Other Assets
Debt issuance costs, net of amortization	61,111
Deferred federal income tax	1,664,366

Total other assets	1,725,477

Total Assets	$6,712,562

LIABILITIES AND STOCKHOLDER’S EQUITY

Current Liabilities
Accounts payable	$466,613
Accrued expenses	753,462
Texas margin tax payable	10,490
Payable to Equity Source Partners	129,970
Current maturities of long-term notes payable	4,008,750

Total current liabilities	5,369,285

Long-Term Liabilities
Long-term notes payable, net of current maturities	4,491,250
Deferred income tax liability	156,951

Total long-term liabilities	4,648,201

Total Liabilities	10,017,486
Stockholder’s Equity
Common stock, $.001 par value, 10,000,000 authorized, 3,000 issued and 1,000 outstanding	3
Treasury stock, 2,000 shares at cost	(361,000)
Retained earnings	(2,943,927)

Total stockholder’s equity	(3,304,924)

Total Liabilities and Stockholder’s Equity	$6,712,562

See accompanying notes and accountant’s report.

NORTH TEXAS DRILLING SERVICES, INC.
(a Texas Corporation)
Statement of Income
For the Quarter Ended September 30, 2008

Revenues
Drilling revenue	$394,081
Shop service revenue	3,215
Total Revenues	397,296
General and Administrative Expenses	943,237
Net loss from operations	(545,941)
Other Income (Expense)
Interest expense	(266,137)
Total other income (expense)	(266,137)
Net Loss Before Provision for Income Taxes	(812,078)
Provision for Income Taxes
Federal
Deferred tax benefit	272,613
Total Income tax benefit	272,613
Net Loss	$(539,465)

See accompanying notes and accountant’s report.

NORTH TEXAS DRILLING SERVICES, INC.
(a Texas Corporation)
Statement of Changes in Stockholder’s Equity
For the Quarter Ended September 30, 2008

	Common	Treasury	Retained
	Stock	Stock	Earnings	Total
Balance at beginning of quarter	$3	$(361,000)	$(2,404,462)	$(2,765,459)

Net loss	-	-	(539,465)	(539,465)

Balance at end of quarter	$3	$(361,000)	$(2,943,927)	$(3,304,924)

See accompanying notes and accountant’s report.

NORTH TEXAS DRILLING SERVICES, INC.
(A Texas Corporation)
Statement of Cash Flows
For the Quarter Ended September 30, 2008

Cash Flows from Operating Activities:
Net loss	$(539,465)
Adjustments to reconcile net loss to net cash used by operations:
Depreciation and amortization	120,778
Deferred income taxes	(272,613)
Increase in accounts receivable and due from employees	(175,650)
Increase in accounts payable, accrued expenses and other payables	190,496

Net Cash Used by Operating Activities	(676,454)

Cash Flows from Investing Activities:
Acquisition of property and equipment	(44,553)

Net Cash Used by Investing Activities	(44,553)
Cash Flows from Financing Activities:
Proceeds from long-term debt	650,000

Net Cash Provided by Financing Activities	650,000

Net Decrease in Cash and Cash Equivalents	(71,007)

Cash and Cash Equivalents at Beginning of Quarter	115,311

Cash and Cash Equivalents at End of Quarter	$44,304

Supplemental Disclosure of Cash Flow Information:

Interest Paid	$6,635

See accompanying notes and accountant's report.

NORTH TEXAS DRILLING SERVICES, INC.
(a Texas Corporation)
Notes to Financial Statements
September 30, 2008

Note A - Summary of Significant Accounting Policies

The significant accounting policies are as follows:

Nature and Organization of Business

The Company is a Texas Corporation doing business as North Texas Drilling Services, Inc. organized on May 24, 2007. The Company is engaged in the business of drilling oil wells.

The Company contracts its labor from an employee leasing company. The fees paid to the leasing company are classified as payroll expenses which include all labor related costs such as worker’s compensation insurance, payroll taxes and salaries.

The financial statements of the Company have been prepared using the accrual method of accounting from information supplied by the Company.

Property, Plant and Equipment

Property and equipment are stated at cost. For financial reporting purposes, depreciation is provided on the straight-line method over the estimated useful lives of the various classes of assets as follows:

Building Improvements	15 years
Furniture and Equipment	5 - 10 years

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers cash on hand, cash in demand deposit accounts and instruments with 90 days or less maturity to be cash equivalents.

Allowance for Bad Debts

The Company provides for estimated losses on accounts receivable based on a review of existing receivables. Based on these factors, there is no allowance for bad debts at September 30, 2008.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NORTH TEXAS DRILLING SERVICES, INC.
(a Texas Corporation)
Notes to Financial Statements
September 30, 2008

Note A - Summary of Significant Accounting Policies - continued

Amortization

Debt issuance costs are recorded at cost and amortized over the life of the loan, which is 3 years. Amortization expense for the quarter ended September 30, 2008 was $16,667.

Advertising

Advertising costs are generally charged to expense in the year incurred. Advertising expense for the quarter ended September 30, 2008 was $165.

Income Taxes

Income taxes are provided for tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes. Deferred taxes are recognized for differences between the bases of assets and liabilities for financial statement and income tax purposes. The differences relate primarily to the use of different depreciation methods, the use of different treatments for debt issuance costs, an NOL carryforward and the differing treatment of the Company’s start-up and organizational costs.

Note B - Property. Plant and Equipment

Property, plant and equipment at September 30, 2008 consist of the following:

Building Improvements	$21,165
Furniture and Equipment	4,332,773
Transportation Equipment	869,784
5,223,722

Less: Accumulated Depreciation	(456,591)

Total Property, Plant and Equipment	$4,767,131

Depreciation expense for the quarter ended September 30, 2008 was $104,111.

NORTH TEXAS DRILLING SERVICES, INC.
(a Texas Corporation)
Notes to Financial Statements
September 30, 2008

Note C - Long-Term Notes Payable

Notes payable as of September 30, 2008 are comprised of the following:

Note payable to the Longview Marquis Master, Fund, LP payable in monthly installments of fixed principal of $428,750 and interest at 11.00% as of September 30, 2008. The note is secured with cash, accounts receivable, and property, plant and equipment. The note matures on April 1, 2010.	$8,350,000

Note payable to First National Bank of Weatherford, payable in one installment of unpaid principal and interest, at 8.75% on January 11, 2009. The note is secured with transportation equipment.	150,000

Total Long-term Notes Payable	8,500,000

Less: Current Maturities of Long-term Notes Payable	(4,008,750)

Total Long-term Notes Payable, Net of Current Maturities	$4,491,250

Principal maturities of Long-Term Notes Payable are as follows:

Twelve Months Ended September30,
2009	$4,008,750
2010	4,491,250
$8,500,000

The notes described above contain a certain restrictive covenant for the maintenance of minimum tangible net worth. As of September 30, 2008, the Company was not in compliance with the net worth covenant.

NORTH TEXAS DRILLING SERVICES, INC.
(a Texas Corporation)
Notes to Financial Statements
September 30, 2008

Note D - Income Taxes

The provision for federal income tax for the quarter ended September 30, 2008 consists of the following:

Federal Deferred Tax Benefit	$272,613
Total Benefit for Income Taxes	$272,613

The income tax provision differs from the expense that would result from applying federal statutory rates to income before income taxes because the Company is subject to state margin taxes, deferred income taxes are based on average rates, and officers’ life insurance premiums and a portion of meals and entertainment are not tax deductible.

The Company’s total deferred tax assets and liabilities at September 30, 2008 are as follows:

Total Deferred Tax Asset - Noncurrent	$1,664,366
Total Deferred Tax (Liability) - Noncurrent	(156,951)
Net Deferred Tax Asset (Liability)	$1,507,415

At September 30, 2008, the Company had a net operating loss carryforward of $4,541,305 which may be used to offset future taxable income. This loss carryforward will expire in 2027 and 2028. A deferred tax asset has been recognized for the loss carryforward.

No valuation allowance was established for deferred tax assets at September 30, 2008, since the Company’s management believes that it is more likely than not the Company will realize the benefit of deductible temporary differences based on the level of historical taxable income and projected future taxable income.

NORTH TEXAS DRILLING SERVICES, INC.
(a Texas Corporation)
Notes to Financial Statements
September 30, 2008

Note E - General and Administrative Expenses

General and administrative expenses for the quarter ended September 30, 2008 consisted of the following:

Advertising and Promotion	$165
Amortization	16,667
Auto Expense	2,091
Bank Charges	55
Depreciation Expense	104,111
Environmental Service	1,384
Equipment Rental	58,135
Finance Charges	427
Fuel Expense	36,050
Insurance Expense	68,474
Legal and Accounting Fees	22,564
Meals and Entertainment	20,549
Office Supplies and Expense	8,930
Oil Rig Supplies and Equipment	60,749
Payroll Expenses	420,950
Registration Fees	1,852
Rent Expense	17,250
Repairs and Maintenance	43,072
Safety Training and Equipment	953
Shop Supplies and Equipment	882
Transportation Service	401
Travel	34,424
Utilities	6,188
Vehicle Registration	274
Welding Services	16,640
Total General and Administrative Expenses	$943,237

NORTH TEXAS DRILLING SERVICES, INC.
(a Texas Corporation)
Notes to Financial Statements
September 30, 2008

Note F - Commitments

The Company leases its office and warehouse space and yard space under lease agreements expiring at various dates from AES Industries and Toby Nelms, respectively. The leases require monthly payments of $4,000 and $1,750, respectively. Rental expense for the quarter ended September 30, 2008 was $17,250. Future minimum rental payments for the remaining term of the lease are as follows:

Twelve Months Ended September 30,
2009	$63,750
2010	32,000
$95,750

Note G - Concentration of Credit Risk

Financial instruments that potentially subject the Company to credit risk consist principally of cash and trade receivables. Accounts at each financial institution in the United States are insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000. The Company was adequately secured at September 30, 2008.

During the quarter ended September 30, 2008, 49% of the Company’s drilling revenue was received from one customer.

Note H - Related Party Transactions

As of September 30, 2008, the Company has entered into a note agreement with the Longview Marquis Master Fund, LP (a British Virgin Island Limited Partnership) which is a 100% stockholder of the Company as of September 30, 2008. There were no principal or interest payments paid to the Longview Marquis Master Fund, LP during the quarter ended September 30, 2008.

For further information related to the note agreement, see Note C - Long-Term Notes Payable above.

Note I - Preferred Stock

The Company has authorized 1,000,000 shares of $.001 par value preferred stock. There are no shares issued or outstanding as of September 30, 2008.

NORTH TEXAS DRILLING SERVICES, INC.
(a Texas Corporation)
Notes to Financial Statements
September 30, 2008

Note J - Subsequent Events

On October 3, 2008, the Company entered into an amended note agreement with the Longview Marquis Master Fund, LP (a British Virgin Island Limited Partnership). Under the amended agreement, the principal of the note increased to $8,575,000. The maturity date of the amended note is April 1, 2010.

Note K - Going Concern

As shown in the accompanying financial statements, the Company incurred a net loss of $539,465 during the quarter ended September 30, 2008, and as of that date, the Company’s current liabilities exceeded its current assets by $5,149,331. Those factors, as well as the uncertain conditions that the Company faces regarding its loan agreements (as discussed in Note C), create an uncertainty about the Company’s ability to continue as a going concern. Management of the Company is developing a plan to reduce its liabilities through an increase in drilling revenue. The ability of the Company to continue as a going concern is dependent on acceptance of the plan by the Company’s creditors and the plan’s success. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

SCHEDULE 3(a)

ORGANIZATION AND QUALIFICATIONS

LIST OF SUBSIDIARIES

Subsidiary	Jurisdictions of Organization/Incorporation	Percentage of Outstanding Capital Stock/Equity Interests

River Capital Holdings Limited	Barbados	100% held by Sonterra Resources, Inc.

River Reinsurance Limited	Barbados	100% held by River Capital Holdings Limited

Sonterra Operating, Inc.	Delaware	100% held by Sonterra Resources, Inc.

Velocity Energy Inc	Delaware	100% held by Sonterra Resources, Inc.

Velocity Energy Offshore LP	Delaware	LP 100% held by Sonterra Resources, Inc. GP 100% held by Velocity Energy Limited LLC

Velocity Energy Partners LP	Delaware	LP 100% held by Sonterra Resources Inc. GP 100% held by Velocity Energy Limited LLC

Velocity Energy Limited LLC	Texas	100% held by Sonterra Resources, Inc.

SCHEDULE 3(c)

CAPITALIZATION

Stock Options:  Stock options issued to management under the 2007 Non-Qualified Stock Option Plan vest incrementally over a period of three years and have a ten-year life.  On February 14, 2008, options for a total of 5,140,359 shares of common stock were issued.  These options had exercise prices that ranged from $.332 to $.453 per share, and were scheduled to expire in February 2018. None of these options had vested as of June 30, 2008.  These options were forfeited on June 23, 2008, when the then-current management team resigned from Sonterra Resources, Inc.  A new management team was employed on June 23, 2008 (Donald E. Vandenberg and Gary L. Lancaster) and on July 1, 2008 (Donald J. Sebastian), and options for a total of 3,630,806 shares of common stock were issued.  These options have exercise prices that range from $1.35 to $2.025 per share and will expire in June 2018.

Warrants:  As of June 30, 2008, The Longview Fund, L.P. held outstanding warrants for the purchase of 4,958,678 shares of common stock at $.302 per share; warrants for the purchase of 3,000,000 shares of common stock will be relinquished by The Longview Fund, L.P. thereof at Closing.  The warrants expire in February 2013.

SCHEDULE 3(e)

NO CONFLICTS

None

SCHEDULE 3(f)

SEC DOCUMENTS

A.	Reports not filed with the SEC:

•	8-K relating to the merger of Sonterra Oil & Gas, Inc. with the Company.

B.	The table below sets forth a complete and accurate list of SEC Documents.

Form	Filing Date
PRE 14C	8/28/2008
10-Q	8/15/2008
NT 10-Q	8/15/2008
8-K	7/23/2008
8-K	6/27/2008
8-K	5/29/2008
8-K	5/23/2008
8-K	5/20/2008
8-K/A	5/16/2008
10-Q	5/15/2008
8-K/A	5/13/2008
8-K	5/12/2008
10KSB	4/14/2008
8-K	4/7/2008
NT 10-K	3/31/2008
8-K	3/18/2008
8-K	2/14/2008
DEF 14C	1/11/2008
PRER14C	12/26/2007
PRER14C	11/30/2007
10QSB	11/14/2007
PRER14C	11/6/2007
PRE 14C	9/19/2007
10QSB	8/14/2007
8-K	8/9/2007
8-K	6/19/2007
10QSB	5/15/2007
10KSB	4/2/2007
8-K	1/8/2007
10QBS	11/14/2006
10QSB	8/14/2006
8-K/A	7/7/2006
8-K/A	6/5/2006

Form	Filing Date
10QSB	5/15/2006
10KSB	4/13/2006
NT 10-K	3/30/2006
8-K	2/9/2006
8-K/A	2/9/2006
8-K	1/6/2006

SCHEDULE 3(f) - continued

SEC DOCUMENTS

C.
The list below sets forth all press releases, analyst reports, advertisements and other written communications with stockholders or other investors, or potential stockholders or other potential investors, on behalf of the Company or any of its Subsidiaries or otherwise relating to the Company or any of the Subsidiaries, issued, made, distributed, paid for or approved since December 31, 2005 by the Company or any of the Subsidiaries.

•	Press release issued on March 8, 2006, announcing the completion of the acquisition of River Reinsurance Limited.

•	Press release issued on February 19, 2008, to announce completion of securities exchange agreement and appointment of new executive officers and director.

•	Press release issued on June 25, 2008, announcing Donald Vanderburg’s appointment as CEO and President and Gary Lancaster as Vice President, Chief Legal Officer.

•	Press release issued on July 21, 2008, announcing a new contract operating agreement to operate Sonterra’s Matagorda Bay Properties.

•	The Company attended and presented at the annual C.K. Cooper Conference held February 20 through February 22, 2008.

D.
SEC Written Comments.  In its letter dated July 27, 2007, the Associates Chief Accountant indicated that it is not clear why the acquisition of River Capital Holdings was not accounted for as a reverse merger. The Company does not know whether this statement will be made into a formal comment regarding its 2005 Form 10K-SB.

In its letter dated May 14, 2008, the Division of Corporation Finance commented on our Form 8-K filed on May 12, 2008, to announce the Company’s change of auditors.  The Company was asked to amend its filing to also cover the interim period from the date of the Company’s last audited financial statements to the date of dismissal of the Company’s former accountant and appointment of new accountant.  On May 19, 2008, the SEC notified the Company that it had completed its review of the Form 8-K/A that the Company filed on May 16, 2008 in response to the original comments, and that the SEC has no further comments at this time.

E.
Delivery of Material Nonpublic Information By Company to Buyers.  The Company has provided Buyers with material, nonpublic information regarding the transactions contemplated by the Transaction Documents.

SCHEDULE 3(g)

ABSENCE OF CERTAIN CHANGES

None.

SCHEDULE 3(h)

ABSENCE OF LITIGATION

None

SCHEDULE 3(i)

FULL DISCLOSURE; NO UNDISCLOSED EVENTS, LIABILITIES, DEVELOPMENTS
OR CIRCUMSTANCES

None

SCHEDULE 3(k)

NO GENERAL SOLICITATION

No exceptions

SCHEDULE 3(n)

EMPLOYEE RELATIONS

None

SCHEDULE 3(o)

INTELLECTUAL PROPERTY RIGHTS

None

SCHEDULE 3(p)

ENVIRONMENTAL LAW COMPLIANCE

No exceptions

SCHEDULE 3(q)

Shark Prospect

1.
Oil and Gas Lease dated July 1, 2003, from the State of Texas, as Lessor, to Cinco Natural Resources Corporation, as Lessee, covering Oil and Gas Lease No. M-103194, being the South One-Half (S/2) of State Tract 150, Matagorda Bay, Calhoun County, Texas, containing approximately 320.0 acres, recorded in File No. 82095, Volume 349, Page 1 of the Official Records of Calhoun County, Texas.

Lease Interest:

Surface down to 9400' true vertical depth as seen in the Cockrell Corporation – Aquamarine Unit Well No. 1 (API No. 42-057-31600).

72.80 WI / 57.512% NRI

Rights between 9401' and 50' below the stratigraphic equivalent of the top of the 9800' Sand, said top of the 9800' Sand being equal to 9790' TVD as seen on the electric log for the Cockrell Corporation – Aquamarine Unit Well No. 1 (API No. 42-057-31600).

30.30% WI / 23.55825% NRI

Rights below 50' below the stratigraphic equivalent of the top of the 9800' Sand, said top of the 9800' Sand being equal to 9790' TVD as seen on the electric log for the Cockrell Corporation – Aquamarine Unit Well No. 1 (API No. 42-057-31600).

30.30% WI / 23.331% NRI

Well Interest:

Flash – State Tract 150 No. 1 Well, API No. 42-057-31770: 72.80% WI / 57.512% NRI (Shut-In)

Flash – State Tract 150 No. 1 ST #1 Well, API No. 42-057-31770: 72.80% WI / 57.512% NRI (Sidetrack well scheduled for 4th Quarter 2008)

BOSS – State Tract 150 No. 2 Well, API No. 42-057-31692:  30.30% WI / 23.55825% NRI (Current NRI)

Recompletion of the State Tract 150 No. 2 Well, API No. 42-057-31692, scheduled in 2009 will be drilled by shallow owners only and Sonterra’s WI and NRI percentages are as follows:  72.8% WI / 57.512% NRI (before a negotiated NPI to deep interest owners).

SCHEDULE 3(q) - continued

Ray Prospect

2.
Oil and Gas Lease dated October 19, 2004, from the State of Texas, by and through the Commissioner of the General Land Office of the State of Texas, as Lessor, to Cinco Natural Resources Corporation, as Lessee, covering Oil and Gas Lease Number M-104265, being the South One-Half (S/2) of Tract 175, Matagorda Bay, Matagorda and Calhoun Counties, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Matagorda County, Texas, as File No. 050427, and recorded in the Official Records of Calhoun County, Texas, as File No. 91879, Volume 400, Page 525.

Lease Interest:  30.30% WI / 22.04325% NRI

3.
Oil and Gas Lease dated October 19, 2004, from the State of Texas, by and through the Commissioner of the General Land Office of the State of Texas, as Lessor, to Cinco Natural Resources Corporation, as Lessee, covering Oil and Gas Lease Number M-104266, being the South One-Half (S/2) of Tract 178, Matagorda Bay, Matagorda County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Matagorda County, Texas, as File No. 050428.

Lease Interest:  30.30% WI / 22.04325% NRI

4.
Oil and Gas Lease dated October 19, 2004, from the State of Texas, by and through the Commissioner of the General Land Office of the State of Texas, as Lessor, to Cinco Natural Resources Corporation, as Lessee, covering Oil and Gas Lease Number M-104267, being the North One-Half (N/2) of Tract 179, Matagorda Bay, Matagorda County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Matagorda County, Texas, as File No. 050429.

Lease Interest:  30.30% WI / 22.04325% NRI

Starfish Prospect

5.
Oil and Gas Lease dated April 5, 2005, from the State of Texas, by and through the Commissioner of the General Land Office of the State of Texas, as Lessor, to Cinco Energy Corporation, as Lessee, covering Oil and Gas Lease Number M-104829, being the South One-Half (S/2) of Tract 96, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 92724, Volume 406, Page 35.

SCHEDULE 3(q) - continued

Lease Interest:  30.30% WI / 22.422% NRI (to April 5, 2009)/ 21.6645% NRI (after April 5, 2009)

6.
Oil and Gas Lease dated July 19, 2005, from the State of Texas, by and through the Commissioner of the General Land Office of the State of Texas, as Lessor, to Cinco Resources, Inc., as Lessee, covering Oil and Gas Lease Number M-105371, being the North One-Half (N/2) of Tract 104, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 96377, Volume 426, Page 912.

Lease Interest: 36.2874% WI / 26.852676% NRI (to July 19, 2009) / 25.945491% (after July 19, 2009)

Barracuda Prospect

7.
Oil and Gas Lease dated April 5, 2005, from the State of Texas, by and through the Commissioner of the General Land Office of the State of Texas, as Lessor, to Cinco Energy Corporation, as Lessee, covering Oil and Gas Lease Number M-104827, being the North One-Half (N/2) of Tract 94, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 92722, Volume 406, Page 21.

Lease Interest:  30.30% WI / 22.422% NRI (to April 5, 2009)/ 21.6645% NRI (after April 5, 2009)

8.
Oil and Gas Lease dated April 5, 2005, from the State of Texas, by and through the Commissioner of the General Land Office of the State of Texas, as Lessor, to Cinco Energy Corporation, as Lessee, covering Oil and Gas Lease Number M-104828, being the South One-Half (S/2) of Tract 94, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 92723, Volume 406, Page 28.

Lease Interest:  30.30% WI / 22.422% NRI (to April 5, 2009)/ 21.6645% NRI (after April 5, 2009)

Mackerel Prospect

9.
Oil and Gas Lease dated July 19, 2005, from the State of Texas, by and through the Commissioner of the General Land Office of the State of Texas, as Lessor, to Cinco Resources, Inc., as Lessee, covering Oil and Gas Lease Number M-105373, being the North One-Half (N/2) of Tract 175, Matagorda Bay, Calhoun and Matagorda Counties, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 96378, Volume 426, Page 919, and recorded in the Official Records of Matagorda County, Texas, as File No. 063722.

SCHEDULE 3(q) - continued

Lease Interest:  36.2874% WI / 26.852676% (to July 19, 2009) / 25.945491% (after July 19, 2009)

10.
Oil and Gas Lease dated October 4, 2005, from the State of Texas, by and through the Commissioner of the General Land Office of the State of Texas, as Lessor, to Cinco Resources, Inc., as Lessee, covering Oil and Gas Lease Number M-105679, being the North One-Half (N/2) of Tract 178, Matagorda Bay, Matagorda County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Matagorda County, Texas, as File No. 059741.

Lease Interest:  30.30% WI / 22.422% NRI (to October 4, 2009)/ 21.6645% NRI (after October 4, 2009)

11.
Oil and Gas Lease dated October 4, 2005, from the State of Texas, by and through the Commissioner of the General Land Office of the State of Texas, as Lessor, to Cinco Resources, Inc., as Lessee, covering Oil and Gas Lease Number M-105678, being the South One-Half (S/2) of Tract 176, Matagorda Bay, Calhoun and Matagorda Counties, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 96971, Volume 429, Page 918, and recorded in the Official Records of Matagorda County, Texas, as File No. 059740.

Lease Interest:  30.30% WI / 22.422% NRI (to October 4, 2009)/ 21.6645% NRI (after October 4, 2009)

Sydney/150-Deep Prospect

12.
Oil and Gas Lease dated July 1, 2003, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to LLOG Exploration Texas, L.P., as Lessee, covering Oil and Gas Lease Number M-103190, being the North One-Half (N/2) of Tract 127, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 00081323, Volume 344, Page 875.

13.
Oil and Gas Lease dated July 1, 2003, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to LLOG Exploration Texas, L.P., as Lessee, covering Oil and Gas Lease Number M-103191, being the South One-Half (S/2) of Tract 127, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No.0081324, Volume 344, Page 882.

SCHEDULE 3(q) - continued

14.
Oil and Gas Lease dated July 1, 2003, from the State of Texas, as Lessor, to Cinco Natural Resources Corporation, as Lessee, covering Oil and Gas Lease No. M-103194, being the south one-half (S/2) of State Tract 150, Matagorda Bay, Calhoun County, Texas, containing approximately 320.0 acres, recorded in File No. 82095, Volume 349, Page 1 of the Official Records of Calhoun County, Texas.  (This tract is also in the Shark Prospect.)

15.
Oil and Gas Lease dated July 1, 2003, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to LLOG Exploration Texas, L.P., as Lessee, covering Oil and Gas Lease Number M-103195, being the South One-Half (S/2) of Tract 151, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged  Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 00081326, Volume 344, Page 896.

16.
Oil and Gas Lease dated July 1, 2003, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to LLOG Exploration Texas, L.P., as Lessee, covering Oil and Gas Lease Number M-103192, being the North One-Half (N/2) of Tract 128, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 00081325, Volume 344, Page 889.

17.
Oil and Gas Lease dated July 6, 2004, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to LLOG Exploration Texas, L.P., as Lessee, covering Oil and Gas Lease Number M-104022, being the North One-Half (N/2) of Tract 150, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 00088242, Volume 381, Page 433.

18.
Oil and Gas Lease dated July 19, 2005, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to LLOG Exploration Texas, L.P., as Lessee, covering Oil and Gas Lease Number M-105372, being the South One-Half (S/2) of Tract 154, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 00095163, Volume 420, Page 166.

Lease Interest: N/2 ST 150 (SAVE AND EXCEPT the portion excluded from the State Tract 127 No. 1 Unit, being depths above the stratigraphic equivalent of 100’ below the base of the 9800’ Sand TVD as seen in the Cockrell Corporation Aquamarine Unit Well No. 1 (API No. 42-057-31600) and the S/2 of ST 154: 53.8 % WI / 39.6775 % NRI

SCHEDULE 3(q) - continued

Lease Interest: INSOFAR only as to that portion of the N/2 ST 150 excluded from the State Tract 127 No. 1 Unit, being depths above the stratigraphic equivalent of 100’ below the base of the 9800’ Sand TVD as seen in the Cockrell Corporation Aquamarine Unit Well No. 1 (API No. 42-057-31600):  74.8 % WI / 55.165% NRI

Lease Interest: S/2 and the N/2 of ST 127; N/2 ST 128; and the S/2 of ST 151:
53.8 % WI / 38.3325 % NRI

Unit Well Interest:

Sonterra – State Tract 127 No. 1 Unit #1 Well, API No. 42-057-31770:

A.	3.558523% WI to Casing Point/ 5.113335% NRI to Casing Point;

B.	7.025190% WI at Casing Point BPO of Raptor and Hayes non-consent WI and BPO Rainier 4.5% WI / 5.113335% NRI;

C.	6.571999% WI APO Rainier 4.5% WI and BPO Raptor and Hayes non-consent WI / 4.783477 % NRI; and

D.	11.359472% WI APO Raptor and Hayes non-consent (and simultaneous back-in to 25% of South Texas Oil’s WI/NRI **) / 8.268073 % NRI

Unit Description:

State of Texas Tract 127 No. 1 Unit Well #1, covering 2,240 acres, consisting of oil and gas leases covering the S/2 and the N/2 of State Tract 127; the N/2 of State Tract 128; the S/2 of State Tract 151; the S/2 of State Tract 154; the  S/2 ST 150, Save and Except depths above the stratigraphic equivalent of 100' below the base of the 9800' Sand TVD as seen in the Cockrell Corporation Aquamarine Unit Well No. 1 (API No. 42-057-31600); and the N/2 ST 150 North Half of State Tract 150, Save and Except  the depths above the stratigraphic equivalent of 100 feet below the base of the 9800’ Sand TVD as seen in the Cockrell Corporation Aquamarine Unit Well No. 1 (API No. 42-057-31600) which shall be excluded from the Term Pooling Agreement described below:

Term Pooling Agreement from the Commissioner of the General Land Office, as Lessor, to Sonterra Resources, Inc., as Lessee, dated February 20, 2008, but effective December 11, 2008, and filed of record on February 28, 2008 as Instrument No. 111111 in the Official Records of Calhoun County, Texas, forming a pooled unit covering all depths, except from the surface to 10,000’ TVD on all of State Lease M-103194 and that part of State Lease M-104022 shown on Exhibit “D” attached thereto encompassing the S/2 of Tract 127 (M-103191);  N/2 of Tract 127 (M-103190); N/2 of Tract 128 (M-103192); N/2 of Tract 150 (M-104022); S/2 of Tract 151 (M-103195); and S/2 of Tract 154 (M-105372).

SCHEDULE 3(q) - continued

Pipeline:

An undivided 100.0% interest in and to the seven (7) mile six-inch (6") S80 Gr B pipeline connecting Matagorda Bay, Calhoun County, Texas State Tract 150 No. 1 line heater platform to the Keller Bay Facility onshore.

End of Schedule 3(q)

SCHEDULE 3(s)

REGULATORY PERMITS

No exceptions

SCHEDULE 3(t)

INTERNAL ACCOUNTING CONTROLS, DISCLOSURE CONTROLS & PROCEDURES, BOOKS & RECORDS

No exceptions

SCHEDULE 3(u)

BANK ACCOUNTS

The following table presents the bank accounts of the Company and the Subsidiaries and the balances of each account as of November 13, 2008:

Company	Bank	Account #	Balance

Sonterra Oil & Gas, Inc.	Sterling Bank	5000183843	$47,701.11

Sonterra Operating, Inc.	Sterling Bank	5000230884	$91,216.95

Sonterra Oil & Gas, Inc.	Sterling Bank	5000389794	$-0-

SCHEDULE 3(v)

TAX STATUS

With respect to the Company and its Subsidiaries’ 2007 Federal Income Tax returns, IRS Form 7004 (“Automatic 6 Month Extension of Time to File Certain Business Income Tax Returns”) was filed for Sonterra Oil & Gas, Inc., and Sonterra Operating, Inc., the operating Subsidiaries of the Company, on or before March 15, 2008.   The Company estimated a Federal Income Tax liability of zero for these two operating Subsidiaries and therefore, made no estimated payment in connection with filing the Forms 7004.  The 2007 Federal Income Tax Return was filed on September 15, 2008.  Sonterra Resources, Inc. had a net operating loss and no taxes were due.

SCHEDULE 3(w)

TRANSACTIONS WITH AFFILIATES

1.
Pursuant to a service contract, dated July 1, 2006, by and between Concorde Capital Limited, a company 100% owned by the Company’s former officer director, Howard Taylor, and the Company, the Company paid Concorde Capital Limited management and administrative fees totaling $191,087, $125,000 and $95,000 for the years ended December 31, 2007, 2006 and 2005, respectively.  The Company also reimbursed Concorde Capital Limited $38,088, $35,082 and $81,273 for out-of-pocket expenses for the years ended December 31, 2007, 2006 and 2005, respectively.  The Company further paid Concorde Capital Limited management and administrative fees and contract termination fees totaling $40,000 for the period January 1, 2008 through February 14, 2008.  The Company paid to Concorde Capital Limited an additional $962 as reimbursement of direct out of pocket expenses for the period January 1, 2008 through May 21, 2008.

2.
The Company paid Cognate Engineering Services Inc., a company 100% owned by the Company’s director William Dickie, management and administrative fees totaling $10,000, $4,000 and $24,000 for the years ended December 31, 2007, 2006 and 2005, respectively.   As of December 31, 2007 a total of $23,035 was outstanding and due to Cognate Engineering Services Inc.  No amounts are currently due to Cognate Engineering Services Inc. or Mr. Dickie.

3.
The Company paid Valco Resource Management Inc., a company 100% owned by Doyle Valdez, a director of the Company beginning April 1, 2008, director’s fees totaling $1,000 for the period January 1, 2008 through May 30, 2008.  Additionally, the Company paid Valco Resource Management Inc. $6,600 during for the period January 1, 2008 through March 7, 2008, for non-director related consulting services.  No amounts are currently due to Valco Resource Management Inc. for non-director related services.

4.	The Company paid Robert Terry Gill, a current director of the Company since April 1, 2008, director’s fees totaling $1,000 for the period January 1, 2008 through May 30, 2008.

SCHEDULE 3(w) - continued

TRANSACTIONS WITH AFFILIATES

5.
On April 8, 2008, the Company entered into a contract services agreement with South Texas Oil Company, the Board of Directors of which Michael J. Pawelek serves as chairman.  As Mr. Pawelek also serves as the chairman of the Company’s Board of Directors, he abstained from voting on the Company’s Board of Director approval of entry into the contract.

6.
On July 8, 2008, Sonterra Resources, Inc. acquired Velocity Energy Offshore LP and Velocity Energy Partners LP from its two 50% owners, Donald E. Vandenberg (CEO, President, and Chairman of the Board) and Gary L. Lancaster (Vice President, Chief Legal Officer, and Secretary).

7.	Promissory Note from Velocity Energy Partners L.P. to Donald E. Vandenberg dated July 8, 2006 in the original principal amount of $75,000.00 plus accrued interest at the rate of 8% per annum.

SCHEDULE 3(x)

APPLICATION OF TAKEOVER PROTECTIONS; RIGHTS AGREEMENT

None

SCHEDULE 3(z)

OUTSTANDING INDEBTEDNESS; LIENS

The table below presents the accounts payable of the Company as of November 13, 2008:

Sonterra Resources	A/P	Estimated Liability
Pre-Closing
Baker & McKenzie		310,076
CT Corp.	335
Thompson & Knight	89,478	55,355
Appleby, Spurling & Kemp	30,284
Pearl Energy Partners		1,339
Paladin Petroleum Partners		669
South Texas Oil Co.	95,255
PetroAcct		9,944
Pre-Closing Total	215,352	377,383

Post-Closing
Baker & McKenzie		310,076
CT Corp.	335
Thompson & Knight	89,478	55,355
Appleby, Spurling & Kemp	30,284
Pearl Energy Partners		1,339
Paladin Petroleum Partners		669
South Texas Oil Co.	95,255
PetroAcct		9,944
Donald E. Vandenberg		79,762
Gary L. Lancaster		71,786
Donald J. Sebastian		67,500
Estimated Lease Operating Expense		30,000
Estimated Completion Costs – Well # 127-1		175,000
Estimated Drilling Costs – Well 150-1 ST1		900,000
Estimated Legal Bills		75,000
Estimated Payroll Taxes		25,000

Total	$215,352	$1,801,431

SCHEDULE 3(z)

OUTSTANDING INDEBTEDNESS; LIENS

The table below presents long-term liabilities of the Company and its Subsidiaries as of November 13, 2008:

Pre-Closing
Note payable by the Company to The Longview Fund	3,000,000	*
Note dated July 8, 2006 by Velocity Energy Partners L.P. payable to Donald E. Vandenberg	75,000	*

Pre-Closing Total	$3,075,000	*

Post-Closing
Subordinated Note dated November 13, 2008 payable by the Company to The Longview Fund, L.P.	2,210,550.92
Note dated July 8, 2006 by Velocity Energy Partners L.P. payable to Donald E. Vandenberg	75,000	*
Senior Secured Note dated November 13, 2008 payable by the Company to Longview Marquis Master Fund, L.P.	8,875,000
Subordinated Note dated November 13, 2008 payable by the Company to Longview Marquis Master Fund, L.P.	9,440,000

Deferred asset abandonment liabilities	124,224

Post-Closing Total	$20,724,774.92	*
*Plus accrued and unpaid interest

SCHEDULE 3(bb)

REAL PROPERTY – I.

Interests in Real Property and Mineral Interests

Shark Prospect

1.      Oil and Gas Lease dated July 1, 2003, from the State of Texas, as Lessor, to Cinco Natural Resources Corporation, as Lessee, covering Oil and Gas Lease No. M-103194, being the South One-Half (S/2) of State Tract 150, Matagorda Bay, Calhoun County, Texas, containing approximately 320.0 acres, recorded in File No. 82095, Volume 349, Page 1 of the Official Records of Calhoun County, Texas.

Lease Interest:

Surface down to 9400' true vertical depth as seen in the Cockrell Corporation – Aquamarine Unit Well No. 1 (API No. 42-057-31600).

72.80 WI / 57.512% NRI

Rights between 9401' and 50' below the stratigraphic equivalent of the top of the 9800' Sand, said top of the 9800' Sand being equal to 9790' TVD as seen on the electric log for the Cockrell Corporation – Aquamarine Unit Well No. 1 (API No. 42-057-31600).

30.30% WI / 23.55825% NRI

Rights below 50' below the stratigraphic equivalent of the top of the 9800' Sand, said top of the 9800' Sand being equal to 9790' TVD as seen on the electric log for the Cockrell Corporation – Aquamarine Unit Well No. 1 (API No. 42-057-31600).

30.30% WI / 23.331% NRI

Well Interest:

Flash – State Tract 150 No. 1 Well, API No. 42-057-31770: 72.80% WI / 57.512% NRI (Shut-In)

Flash – State Tract 150 No. 1 ST #1 Well, API No. 42-057-31770: 72.80% WI / 57.512% NRI (Sidetrack well scheduled for 4th Quarter 2008)

BOSS – State Tract 150 No. 2 Well, API No. 42-057-31692:  30.30% WI / 23.55825% NRI (Current NRI)

Recompletion of the State Tract 150 No. 2 Well, API No. 42-057-31692, scheduled in 2009 will be drilled by shallow owners only and Sonterra’s WI and NRI percentages are as follows:  72.8% WI / 57.512% NRI (before a negotiated NPI to deep interest owners).

SCHEDULE 3(bb) - continued

Ray Prospect

2.
Oil and Gas Lease dated October 19, 2004, from the State of Texas, by and through the Commissioner of the General Land Office of the State of Texas, as Lessor, to Cinco Natural Resources Corporation, as Lessee, covering Oil and Gas Lease Number M-104265, being the South One-Half (S/2) of Tract 175, Matagorda Bay, Matagorda and Calhoun Counties, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Matagorda County, Texas, as File No. 050427, and recorded in the Official Records of Calhoun County, Texas, as File No. 91879, Volume 400, Page 525.

Lease Interest:  30.30% WI / 22.04325% NRI

3.
Oil and Gas Lease dated October 19, 2004, from the State of Texas, by and through the Commissioner of the General Land Office of the State of Texas, as Lessor, to Cinco Natural Resources Corporation, as Lessee, covering Oil and Gas Lease Number M-104266, being the South One-Half (S/2) of Tract 178, Matagorda Bay, Matagorda County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Matagorda County, Texas, as File No. 050428.

Lease Interest:  30.30% WI / 22.04325% NRI

4.
Oil and Gas Lease dated October 19, 2004, from the State of Texas, by and through the Commissioner of the General Land Office of the State of Texas, as Lessor, to Cinco Natural Resources Corporation, as Lessee, covering Oil and Gas Lease Number M-104267, being the North One-Half (N/2) of Tract 179, Matagorda Bay, Matagorda County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Matagorda County, Texas, as File No. 050429.

Lease Interest:  30.30% WI / 22.04325% NRI

Starfish Prospect

5.
Oil and Gas Lease dated April 5, 2005, from the State of Texas, by and through the Commissioner of the General Land Office of the State of Texas, as Lessor, to Cinco Energy Corporation, as Lessee, covering Oil and Gas Lease Number M-104829, being the South One-Half (S/2) of Tract 96, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 92724, Volume 406, Page 35.

SCHEDULE 3(bb) - continued

Lease Interest:  30.30% WI / 22.422% NRI (to April 5, 2009)/ 21.6645% NRI (after April 5, 2009)

6.
Oil and Gas Lease dated July 19, 2005, from the State of Texas, by and through the Commissioner of the General Land Office of the State of Texas, as Lessor, to Cinco Resources, Inc., as Lessee, covering Oil and Gas Lease Number M-105371, being the North One-Half (N/2) of Tract 104, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 96377, Volume 426, Page 912.

Lease Interest: 36.2874% WI / 26.852676% NRI (to July 19, 2009) / 25.945491% (after July 19, 2009)

Barracuda Prospect

7.
Oil and Gas Lease dated April 5, 2005, from the State of Texas, by and through the Commissioner of the General Land Office of the State of Texas, as Lessor, to Cinco Energy Corporation, as Lessee, covering Oil and Gas Lease Number M-104827, being the North One-Half (N/2) of Tract 94, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 92722, Volume 406, Page 21.

Lease Interest:  30.30% WI / 22.422% NRI (to April 5, 2009)/ 21.6645% NRI (after April 5, 2009)

8.
Oil and Gas Lease dated April 5, 2005, from the State of Texas, by and through the Commissioner of the General Land Office of the State of Texas, as Lessor, to Cinco Energy Corporation, as Lessee, covering Oil and Gas Lease Number M-104828, being the South One-Half (S/2) of Tract 94, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 92723, Volume 406, Page 28.

Lease Interest:  30.30% WI / 22.422% NRI (to April 5, 2009)/ 21.6645% NRI (after April 5, 2009)

Mackerel Prospect

9.
Oil and Gas Lease dated July 19, 2005, from the State of Texas, by and through the Commissioner of the General Land Office of the State of Texas, as Lessor, to Cinco Resources, Inc., as Lessee, covering Oil and Gas Lease Number M-105373, being the North One-Half (N/2) of Tract 175, Matagorda Bay, Calhoun and Matagorda Counties, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 96378, Volume 426, Page 919, and recorded in the Official Records of Matagorda County, Texas, as File No. 063722.

SCHEDULE 3(bb) - continued

Lease Interest:  36.2874% WI / 26.852676% (to July 19, 2009) / 25.945491% (after July 19, 2009)

10.
Oil and Gas Lease dated October 4, 2005, from the State of Texas, by and through the Commissioner of the General Land Office of the State of Texas, as Lessor, to Cinco Resources, Inc., as Lessee, covering Oil and Gas Lease Number M-105679, being the North One-Half (N/2) of Tract 178, Matagorda Bay, Matagorda County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Matagorda County, Texas, as File No. 059741.

Lease Interest:  30.30% WI / 22.422% NRI (to October 4, 2009)/ 21.6645% NRI (after October 4, 2009)

11.
Oil and Gas Lease dated October 4, 2005, from the State of Texas, by and through the Commissioner of the General Land Office of the State of Texas, as Lessor, to Cinco Resources, Inc., as Lessee, covering Oil and Gas Lease Number M-105678, being the South One-Half (S/2) of Tract 176, Matagorda Bay, Calhoun and Matagorda Counties, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 96971, Volume 429, Page 918, and recorded in the Official Records of Matagorda County, Texas, as File No. 059740.

Lease Interest:  30.30% WI / 22.422% NRI (to October 4, 2009)/ 21.6645% NRI (after October 4, 2009)

Sydney/150-Deep Prospect

12.
Oil and Gas Lease dated July 1, 2003, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to LLOG Exploration Texas, L.P., as Lessee, covering Oil and Gas Lease Number M-103190, being the North One-Half (N/2) of Tract 127, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 00081323, Volume 344, Page 875.

13.
Oil and Gas Lease dated July 1, 2003, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to LLOG Exploration Texas, L.P., as Lessee, covering Oil and Gas Lease Number M-103191, being the South One-Half (S/2) of Tract 127, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No.0081324, Volume 344, Page 882.

SCHEDULE 3(bb) - continued

14.
Oil and Gas Lease dated July 1, 2003, from the State of Texas, as Lessor, to Cinco Natural Resources Corporation, as Lessee, covering Oil and Gas Lease No. M-103194, being the south one-half (S/2) of State Tract 150, Matagorda Bay, Calhoun County, Texas, containing approximately 320.0 acres, recorded in File No. 82095, Volume 349, Page 1 of the Official Records of Calhoun County, Texas.  (This tract is also in the Shark Prospect.)

15.
Oil and Gas Lease dated July 1, 2003, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to LLOG Exploration Texas, L.P., as Lessee, covering Oil and Gas Lease Number M-103195, being the South One-Half (S/2) of Tract 151, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged  Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 00081326, Volume 344, Page 896.

16.
Oil and Gas Lease dated July 1, 2003, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to LLOG Exploration Texas, L.P., as Lessee, covering Oil and Gas Lease Number M-103192, being the North One-Half (N/2) of Tract 128, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 00081325, Volume 344, Page 889.

17.
Oil and Gas Lease dated July 6, 2004, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to LLOG Exploration Texas, L.P., as Lessee, covering Oil and Gas Lease Number M-104022, being the North One-Half (N/2) of Tract 150, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 00088242, Volume 381, Page 433.

18.
Oil and Gas Lease dated July 19, 2005, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to LLOG Exploration Texas, L.P., as Lessee, covering Oil and Gas Lease Number M-105372, being the South One-Half (S/2) of Tract 154, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 00095163, Volume 420, Page 166.

SCHEDULE 3(bb) - continued

Lease Interest: N/2 ST 150 (SAVE AND EXCEPT the portion excluded from the State Tract 127 No. 1 Unit, being depths above the stratigraphic equivalent of 100’ below the base of the 9800’ Sand TVD as seen in the Cockrell Corporation Aquamarine Unit Well No. 1 (API No. 42-057-31600) and the S/2 of ST 154: 53.8 % WI / 39.6775 % NRI

Lease Interest: INSOFAR only as to that portion of the N/2 ST 150 excluded from the State Tract 127 No. 1 Unit, being depths above the stratigraphic equivalent of 100’ below the base of the 9800’ Sand TVD as seen in the Cockrell Corporation Aquamarine Unit Well No. 1 (API No. 42-057-31600):  74.8 % WI / 55.165% NRI

Lease Interest: S/2 and the N/2 of ST 127; N/2 ST 128; and the S/2 of ST 151:
53.8 % WI / 38.3325 % NRI

Unit Well Interest:

Sonterra – State Tract 127 No. 1 Unit #1 Well, API No. 42-057-31770:

A.	3.558523% WI to Casing Point/ 5.113335% NRI to Casing Point;

B.	7.025190% WI at Casing Point BPO of Raptor and Hayes non-consent WI and BPO Rainier 4.5% WI / 5.113335% NRI;

C.	6.571999% WI APO Rainier 4.5% WI and BPO Raptor and Hayes non-consent WI / 4.783477 % NRI; and

D.	11.359472% WI APO Raptor and Hayes non-consent (and simultaneous back-in to 25% of South Texas Oil’s WI/NRI **) / 8.268073 % NRI

Unit Description:

State of Texas Tract 127 No. 1 Unit Well #1, covering 2,240 acres, consisting of oil and gas leases covering the S/2 and the N/2 of State Tract 127; the N/2 of State Tract 128; the S/2 of State Tract 151; the S/2 of State Tract 154; the  S/2 ST 150, Save and Except depths above the stratigraphic equivalent of 100' below the base of the 9800' Sand TVD as seen in the Cockrell Corporation Aquamarine Unit Well No. 1 (API No. 42-057-31600); and the N/2 ST 150 North Half of State Tract 150, Save and Except  the depths above the stratigraphic equivalent of 100 feet below the base of the 9800’ Sand TVD as seen in the Cockrell Corporation Aquamarine Unit Well No. 1 (API No. 42-057-31600) which shall be excluded from the Term Pooling Agreement described below:

Term Pooling Agreement from the Commissioner of the General Land Office, as Lessor, to Sonterra Resources, Inc., as Lessee, dated February 20, 2008, but effective December 11, 2008, and filed of record on February 28, 2008 as Instrument No. 111111 in the Official Records of Calhoun County, Texas, forming a pooled unit covering all depths, except from the surface to 10,000’ TVD on all of State Lease M-103194 and that part of State Lease M-104022 shown on Exhibit “D” attached thereto encompassing the S/2 of Tract 127 (M-103191);  N/2 of Tract 127 (M-103190); N/2 of Tract 128 (M-103192); N/2 of Tract 150 (M-104022); S/2 of Tract 151 (M-103195); and S/2 of Tract 154 (M-105372).

SCHEDULE 3(bb) - continued

CONTRACTS AFFECTING THE PROPERTIES

1.
The spud bonus and overriding royalty interest created under that certain Master Geophysical Data-Use License Agreement dated November 15, 2002, by and between JEBCO Seismic, L.P. and Cinco, as supplemented by Supplemental Agreement No. 1 (Matagorda Bay) dated November 15, 2002 and amended by Amendment to Supplemental No. 1 dated July 7, 2004, effective November 15, 2002.; and Supplemental Agreement No. 2 dated July 7, 2004.

2.	Participation Agreement dated November 12, 2003, by and between Cinco Natural Resources Corporation and Pinon Holdings, L.L.C.

3.
Settlement Agreement and Release dated effective July 23, 2004, by and between Cinco Natural Resources Corporation, Pinon Holdings, L.L.C. and Union Oil Company of California, Unocal Corporation, and Union Oil Company of California D/B/A/ Spirit Energy 76.

4.	Trade Agreement dated August 1, 2004, by and between Cinco Natural Resources Corporation, Pinon Holdings, L.L.C. and Flash Gas & Oil Southwest, Inc.

5.
Operating Agreement dated August 1, 2004 by and between Flash Gas & Oil Southwest, Inc., as Operator, and Cinco Natural Resources Corporation and Pinon Holdings, L.L.C., as Non-Operators, covering the S/2 of ST 150, Calhoun County, Texas, limited however as to rights between the surface down to 9400' TVD, including the Matagorda Bay ST 150 #1 wellbore (APO 42-057-31600-00).

6.
Natural Gas Gathering Agreement dated August 1, 2004, by and between Cinco Natural Resources Corporation, Pinon Holdings, L.L.C. and Flash Gas & Oil Southwest, Inc., which agreement was assigned by Flash Gas & Oil Southwest, Inc. November 1, 2007, to Sonterra Resources, Inc.

7.
Transportation Service Agreement #001 dated August 1, 2004, by and between Cinco Natural Resources Corporation, Pinon Holdings, L.L.C., Shipper, and Flash Gas & Oil Southwest, Inc., assigned to Sonterra Resources, Inc. November 1, 2007.

8.
Transportation Service Agreement #002 dated September 7, 2005, between BOSS Exploration & Production Corporation, Shipper, and Flash Gas & Oil Southwest, Inc., assigned to Sonterra Resources, Inc. November 1, 2007.

SCHEDULE 3(bb) - continued

9.
Participation Agreement dated September 1, 2004, by and between Cinco Natural Resources Corporation, Cibola Exploration Partners, L.P., BOSS Exploration & Production Corporation, Orr Exploration, Ltd., Raptor Resources, Inc. and Hayes Exploration, Ltd. covering the Matagorda Bay Project.

10.
Purchase and Sale Agreement dated effective September 1, 2004, by and between Cinco Natural Resources Corporation and Cinco Energy Corporation covering among other properties, the Ray Prospect which included the leases covering the S/2 of ST 175, S/2 of ST 178 and N/2 of ST 179, Matagorda and Calhoun Counties, Texas.

11.	Participation Agreement dated January 21, 2005, by and between Cinco Natural Resources Corporation, Cinco Energy Corporation and Gasco L.P. covering the Matagorda Bay Project.

12.
Notice of Declaration of Prospect Areas dated April 1, 2005 from Matthew G. Gallagher to Cinco Natural Resources Corporation wherein the Barracuda, Marlin and Starfish Prospects were developed and submitted to Cinco.

13.
Letter Agreement dated June 27, 2005, effective December 1, 2004, by and between Cinco Natural Resources Corporation, Cinco Energy Corporation and BOSS Exploration & Production Corporation, wherein BOSS agrees to bear its proportionate share of the overriding royalty interest entitled to Matthew Gallagher in the Matagorda Bay Confidential Area.

14.
Letter Agreement dated June 27, 2005, effective December 1, 2004, by and between Cinco Natural Resources Corporation, Cinco Energy Corporation and Gasco, L.P., wherein Gasco agrees to bear its proportionate share of the overriding royalty interest entitled to Matthew Gallagher in the Matagorda Bay Confidential Area.

15.
Letter Agreement dated June 27, 2005, effective December 1, 2004, by and between Cinco Natural Resources Corporation, Cinco Energy Corporation and Cibola Exploration Partners, L.P., wherein Cibola agrees to bear its proportionate share of the overriding royalty interest entitled to Matthew Gallagher in the Matagorda Bay Confidential Area.

16.
Letter Agreement dated June 27, 2005, effective December 1, 2004, by and between Cinco Natural Resources Corporation, Cinco Energy Corporation and Orr Exploration, Ltd., wherein Orr agrees to bear its proportionate share of the overriding royalty interest entitled to Matthew Gallagher in the Matagorda Bay Confidential Area.

17.
Letter Agreement dated June 27, 2005, effective December 1, 2004, by and between Cinco Natural Resources Corporation, Cinco Energy Corporation and Hardrock Partners, Ltd., wherein Hardrock agrees to bear its proportionate share of the overriding royalty interest entitled to Matthew Gallagher in the Matagorda Bay Confidential Area.

SCHEDULE 3(bb) - continued

18.
Letter Agreement dated June 27, 2005, effective December 1, 2004, by and between Cinco Natural Resources Corporation, Cinco Energy Corporation and Raptor Resources, Inc., wherein Raptor agrees to bear its proportionate share of the overriding royalty interest entitled to Matthew Gallagher in the Matagorda Bay Confidential Area.

19.
Letter Agreement dated June 27, 2005, effective December 1, 2004, by and between Cinco Natural Resources Corporation, Cinco Energy Corporation and Hayes Exploration, Ltd., wherein Hayes agrees to bear its proportionate share of the overriding royalty interest entitled to Matthew Gallagher in the Matagorda Bay Confidential Area.

20.
Operating Agreement dated February 1, 2005, by and between BOSS Exploration & Production Corporation, as Operator, and Cinco Natural Resources Corporation, et al, as Non-Operators, covering the S/2 of ST 150, Matagorda Bay, Calhoun County, Texas, limited however as to rights below the stratigraphic equivalent of 9400' true vertical depth as seen in the Cockrell Corporation – Aquamarine Unit Well No. 1 (API# 42-057-31600).

21.
Purchase and Sale Agreement dated effective June 1, 2005, by and between Cinco Natural Resources Corporation, as Seller, and Cinco Resources, Inc., as Buyer, covering among other properties, the Shark Prospect and wells (S/2 of ST 150; ST 150 #1 & #2 Wells) and the Manta Prospect (such leases have now terminated), Matagorda Bay Project.

22.
Designation of Prospects dated August 24, 2005, wherein all working interest partners in the Matagorda Bay Project, being Cinco Resources, Inc., BOSS Exploration & Production Corporation, Cibola Exploration Partners, L.P., Gasco, L.P., Raptor Resources, Inc., Orr Exploration, Ltd., Hayes Exploration, Ltd., and Hardrock Partners, Ltd. agreed to the designation of the Barracuda, Marlin and Starfish Prospects.

23.	Notice of Declaration of Prospect Areas dated August 30, 2005, from Matthew G. Gallagher to Cinco Resources, Inc. wherein the Mackeral Prospect was developed and submitted to Cinco.

24.
Designation of Prospect dated October 6, 2005, wherein all working interest partners in the Matagorda Bay Project, being Cinco Resources, Inc., BOSS Exploration & Production Corporation, Cibola Exploration Partners, L.P., Gasco, L.P., Raptor Resources, Inc., Orr Exploration, Ltd., Hayes Exploration, Ltd., and Hardrock Partners, Ltd. agreed to the designation of the Mackerel Prospect.

25.
Operating Agreement dated November 1, 2005, by and between BOSS Exploration & Production Corporation, as Operator, and Cinco Natural Resources Corporation, et al, as Non-Operators, covering the S/2 of ST 178, N/2 of ST 179 and S/2 of ST 175, Matagorda Bay, Calhoun and Matagorda Counties, Texas (Ray Prospect).

SCHEDULE 3(bb) - continued

26.
Letter Agreement dated effective June 1, 2006 wherein all working interest partners in the Matagorda Bay Project, being Cinco Resources, Inc., BOSS Exploration & Production Corporation, Cibola Exploration Partners, L.P., Gasco, L.P., Raptor Resources, Inc., Orr Exploration, Ltd., Hayes Exploration, Ltd., and Hardrock Partners, Ltd. agreed to grant Matthew Gallagher a 0.75% of 8/8ths overriding royalty interest in the S/2 of State Tract 150, Matagorda Bay, Calhoun County, Texas, limited however as to the interval from 50' below the stratigraphic equivalent of the top of the 9800' Sand down to the center of the earth, said top of 9800' Sand being equal to 9790' true vertical depth as seen on the electric log for the Cockrell Corporation – Aquamarine Unit Well No. 1 (API# 42-057-31600).

27.
Agreement and Plan of Merger dated effective May 31, 2007, wherein Cinco Natural Resources Corporation and Cinco Resources, Inc. merge, Cinco Natural Resources Corporation being named as the surviving company.

28.	Independent Contractor Agreement dated December 1, 2004, by and between Matthew Gallagher and Cinco Natural Resources Corporation, et al, as amended by instrument dated June 27, 2005.

29.	Three Assignments of Overriding Royalty Interest from LLOG Exploration Texas, L. P. to Rainier Exploration, L. P., as follows:

Assignment of 2% overriding royalty dated effective July 1, 2003, recorded under File No. 00083126, Official Records of Calhoun County, Texas;

Assignment of 2% overriding royalty dated effective July 6, 2004, recorded under File No. 00090971, Official Records of Calhoun County, Texas; and

Assignment of 2% overriding royalty dated effective July 19, 2005, recorded under File No. 00095723, Official Records of Calhoun County, Texas.

30.	Project Participation Agreement dated December 1, 2007, between Cinco Natural Resources Corporation, Sonterra Resources, Inc. and Sonterra Operating, Inc. covering the Sydney/150 Deep Prospect.

31.	Project Participation Agreement dated December 1, 2007 between Orr Exploration, Ltd., Sonterra Resources, Inc. and Sonterra Operating, Inc. covering the Sydney/150 Deep Prospect.

32.	Project Participation Agreement dated December 1, 2007, between Gasco, L. P., Sonterra Resources, Inc. and Sonterra Operating, Inc. covering the Sydney/150 Deep Prospect.

33.	Project Participation Agreement dated December 1, 2007, between Hardrock Partners, Ltd., Sonterra Resources, Inc. and Sonterra Operating, Inc. covering the Sydney/150 Deep Prospect.

SCHEDULE 3(bb) - continued

34.	Project Participation Agreement dated December 1, 2007, between BOSS Exploration & Production Corporation, Sonterra Resources, Inc. and Sonterra Operating, Inc. covering the Sydney/150 Deep Prospect.

35.	Letter Agreement dated October 30, 2007, between Rainier Exploration, L. P., Sonterra Resources, Inc. and Sonterra Operating, Inc., covering the Sydney/150 Deep Prospect.

36.	Project Participation Agreement dated May 1, 2008, between Arbol Resources, Inc., Sonterra Resources, Inc. and Sonterra Operating, Inc. covering the Sydney/150 Deep Prospect.

37.	Project Participation Agreement dated effective July 1, 2008, between Vinland Energy Capital I LP, Sonterra Resources, Inc. and Sonterra Operating, Inc. covering the Sydney/150 Deep Prospect.

38.
Project Participation Agreement and Joint Operating Agreement dated May 1, 2008, between JHN Family Investments, LLC, Sonterra Resources, Inc. and Sonterra Operating, Inc. covering the Sydney/150 Deep Prospect.

39.	Joint Operating Agreement dated November 1, 2007, between Cinco Natural Resources Corporation, Sonterra Resources, Inc. and Sonterra Operating, Inc. covering the Sydney/150 Deep Prospect.

40.	Joint Operating Agreement dated November 1, 2007, between Orr Exploration, Ltd., Sonterra Resources, Inc. and Sonterra Operating, Inc. covering the Sydney/150 Deep Prospect.

41.	Joint Operating Agreement dated November 1, 2007, between Gasco, L. P., Sonterra Resources, Inc. and Sonterra Operating, Inc. covering the Sydney/150 Deep Prospect.

42.	Joint Operating Agreement dated November 1, 2007, between Hardrock Partners, Ltd., Sonterra Resources, Inc. and Sonterra Operating, Inc. covering the Sydney/150 Deep Prospect.

43.	Joint Operating Agreement dated November 1, 2007, between BOSS Exploration & Production Corporation, Sonterra Resources, Inc. and Sonterra Operating, Inc. covering the Sydney/150 Deep Prospect.

44.	Joint Operating Agreement dated November 1, 2007, between Rainier Exploration, L. P., Sonterra Resources, Inc. and Sonterra Operating, Inc., covering the Sydney/150 Deep Prospect.

45.	Joint Operating Agreement dated May 1, 2008, between Arbol Resources, Inc., Sonterra Resources, Inc. and Sonterra Operating, Inc. covering the Sydney/150 Deep Prospect.

SCHEDULE 3(bb) - continued

46.	Joint Operating Agreement dated effective July 1, 2008, between Vinland Energy Capital I LP, Sonterra Resources, Inc. and Sonterra Operating, Inc. covering the Sydney/150 Deep Prospect.

47.	Joint Operating Agreement dated May 1, 2008, between JHN Family Investments, LLC, Sonterra Resources, Inc. and Sonterra Operating, Inc. covering the Sydney/150 Deep Prospect.

48.
Contract Operating Agreement dated effective June 23, 2008, between Sonterra Resources, Inc. with South Texas Oil Company, STO Operating Company, and STO Drilling Company covering the Unit as per the Term Pooling Agreement dated February 20, 2008.

49.
Crude Oil Purchase/Sale Contract No. 2007-10 effective November 1, 2007, by and between Louisiana Oil Marketing Company, LLC and Sonterra Resources, Inc. covering State of Texas Tract 150, Matagorda Bay, Calhoun County, Texas.

50.
Keller Bay Production Facility Processing & Utilization Agreement dated November 1, 2007, by and between Millennium Pipeline, LLC d/b/a Millennium Energy, LLC and Sonterra Resources, Inc., covering State of Texas Tract 150 No. 1 Well (API# 42-057-31600).

51.
Keller Bay Production Facility Processing & Utilization Agreement dated November 1, 2007, by and between Millennium Pipeline, LLC d/b/a Millennium Energy, LLC and Sonterra Resources, Inc., covering State of Texas Tract 150 No. 2 Well (API# 42-057-31600).

52.
Gas Purchase Contract dated November 1, 2001, by and between Flash Gas & Oil Southwest, Inc., Seller, and Formosa Hydrocarbons Company, Inc., Buyer, covering State of Texas Tract 150 No. 1 Well (API# 42-057-31600), assigned by Flash Gas & Oil Southwest, Inc. to Sonterra Resources, Inc. on November 1, 2007.

53.
Gas Purchase Contract dated August 24, 2005, by and between BOSS Exploration & Production Corporation, Seller, and Formosa Hydrocarbons Company, Inc., Buyer, covering State of Texas Tract 150 No. 2 Well (API# 42-057-31692), assigned by Flash Gas & Oil Southwest, Inc. to Sonterra Resources, Inc. on November 1, 2007.

PIPELINE

An undivided 100.0% interest in and to the seven (7) mile six-inch (6") S80 Gr B pipeline connecting Matagorda Bay, Calhoun County, Texas State Tract 150 No. 1 line heater platform to the Keller Bay Facility onshore.

SCHEDULE 3(bb) - continued

CONTRACTS AFFECTING THE PIPELINE PROPERTY

1.
Pipeline Easement Agreement dated effective July 27, 2001, from Margaret S. Moss and Associates to Millennium Pipeline, LLC d/b/a Millennium Energy, LLC, a Memorandum of which is recorded in Volume 285, page 297, Official Public Records of Calhoun County, Texas.

2.
Gas Pipeline Easement and Right-of-Way Agreement dated effective June 20, 2001, from W. H. Bauer, Jr. to Millennium Pipeline, LLC d/b/a Millennium Energy, LLC, a Memorandum of which is recorded in Volume 284, page 743, Official Public Records of Calhoun County, Texas.

3.
Miscellaneous Easement No. ME20040057 dated April 1, 2004, ending March 31, 2014, from the State of Texas to Flash Gas & Oil Southwest, Inc., recorded in File #00087233, Volume 376, page 275, Official Public Records of Calhoun County, Texas, for subsurface easement across State Tract 150, being 35.5 rods long and 30 feet wide with 15 feet either side of a center line; and which said easement was assumed by and assigned to Sonterra Resources, Inc. by document dated May 1, 2007, recorded as Document #111379, Official Public Records, Calhoun County, Texas.

4.
Miscellaneous Easement No. ME20010086 dated August 1, 2001, ending July 31, 2011, from the State of Texas to Millennium Pipeline, LLC d/b/a Millennium Energy, LLC, recorded in File #0070093, Volume 286, page 887, Official Public Records of Calhoun County, Texas, for 6" pipeline across State Tracts 100, 123, 124, 126, 127 and 150, being 1073.59 rods long and 30 feet wide with 15 feet either side of a center line; and which said easement was assumed by and assigned to Sonterra Resources, Inc. by document dated May 1, 2007, recorded as Document #111379, Official Public Records, Calhoun County, Texas.

SCHEDULE 3(cc)

EXCLUDED SUBSIDIARIES AND VELOCITY SUBSIDIARIES

None.

SCHEDULE 3(ff)

STOCK OPTIONS

No exceptions